                                                                   EXHIBIT 10.11
                                                                   -------------

                                                                      R-09/09/99
                                                                           FINAL



                                 OFFICE LEASE


                     OF PREMISES AT 15-19 CRAWFORD STREET,

                            NEEDHAM, MASSACHUSETTS


                                     FROM


                            BHX, LLC, AS TRUSTEE OF
                             CRAWFORD REALTY TRUST


                                      TO


                            SMARTERKIDS.COM, INC.,
                            A DELAWARE CORPORATION

                               TABLE OF CONTENTS
                               -----------------

                                                                                     Page
                                                                                     ----
SUMMARY OF BASIC TERMS

ARTICLE I           .............................................................    10
---------

ARTICLE II          .............................................................    17
----------
     Section 2.1    Lease of The Premises........................................    17
     -----------    ---------------------
     Section 2.2    Communications Antenna; Backup Generator.....................    17
     -----------    ---------------------------------------
     Section 2.3    Parking......................................................    18
     -----------    -------
     Section 2.4    Commencement Date: Lease Term: Right to Extend...............    18
     -----------    ----------------------------------------------
     Section 2.5    Security Deposit.............................................    18
     -----------    ----------------
     Section 2.6    Lease Amendment..............................................    20
     ----------     ---------------

ARTICLE III         .............................................................    20
-----------

     Section 3.1    Landlord's Work..............................................    20
     -----------    ---------------
     Section 3.2    Tenant's Work; Pre-Term Occupancy............................    23
     -----------    ---------------------------------
     Section 3.3    Approval of Plans and Specifications.........................    24
     -----------    ------------------------------------
     Section 3.4    Signs........................................................    24
     -----------    -----

ARTICLE IV          .............................................................    25
----------

     Section 4.1    Base Rent....................................................    25
     -----------    ----------
     Section 4.2    Certain Additional Rent......................................    26
     -----------    ------------------------
     Section 4.3    Net Lease....................................................    27
     -----------    ----------
     Section 4.4    Taxes........................................................    27
     -----------    ------
     Section 4.5    Insurance Costs..............................................    28
     -----------    ----------------
     Section 4.6    Operating Costs..............................................    28
     -----------    ----------------
     Section 4.7    Payment for Electricity......................................    28
     -----------    ------------------------
     Section 4.8    Annual Statement: Tenant's Audit.............................    28
     -----------    ---------------------------------

ARTICLE V           .............................................................    29
---------

     Section 5.1    Permitted Use................................................    29
     -----------    -------------
     Section 5.2    Restrictions on Use..........................................    29
     -----------    -------------------
     Section 5.3    Hazardous Materials..........................................    30
     -----------    -------------------

ARTICLE VI          .............................................................    30
----------

     Section 6.1    Landlord's Services..........................................    30
     -----------    -------------------
     Section 6.2    Extraordinary Use............................................    31
     -----------    -----------------
     Section 6.3    Interruption; Delay..........................................    31
     -----------    -------------------
     Section 6.4    Additional Services..........................................    32
     -----------    -------------------
     Section 6.5    Tenant's Right to Cure.......................................    32
     -----------    ----------------------
     Section 6.6    Exoneration and Indemnification..............................    32
     -----------    -------------------------------

ARTICLE VII         .............................................................    33
-----------

     Section 7.1    Rent.........................................................    33
     -----------    ----
     Section 7.2    Utilities....................................................    33
     -----------    ---------
     Section 7.3    No Waste.....................................................    33
     -----------    --------
     Section 7.4    Maintenance; Repairs, and Yield-Up...........................    33
     -----------    ----------------------------------
     Section 7.5    Alterations by Tenant........................................    34
     -----------    ---------------------
     Section 7.6    Trade Fixtures and Equipment.................................    35
     -----------    ----------------------------
     Section 7.7    Compliance with Laws.........................................    35
     -----------    --------------------
     Section 7.8    Contents at Tenant's Risk....................................    35
     -----------    -------------------------
     Section 7.9    Exoneration: Indemnification and Insurance...................    36
     -----------    ------------------------------------------
     Section 7.10   Landlord's Access............................................    37
     ------------   -----------------
     Section 7.11   No Liens.....................................................    37
     ------------   --------
     Section 7.12   Compliance with Rules and Regulations........................    37
     ------------   -------------------------------------

ARTICLE VIII        .............................................................    37
------------

     Section 8.1    Subletting and Assignment....................................    37
     -----------    -------------------------

ARTICLE IX          .............................................................    40
----------

     Section 9.1    Subordination to Mortgages and Ground Leases.................    40
     -----------    --------------------------------------------
     Section 9.2    Lease Superior at Mortgagee's or Ground Lessor's Election....    40
     -----------    ---------------------------------------------------------
     Section 9.3    Notice to Mortgagee and Ground Lessor........................    41
     -----------    -------------------------------------
     Section 9.4    Limitations on Obligations of Mortgagees, around Lessors and
     -----------    ------------------------------------------------------------
                    Successors...................................................    41
                    ----------
     Section 9.5    Estoppel Certificate By Tenant and Information Concerning
     -----------    ---------------------------------------------------------
                    Tenant.......................................................    41
                    ------

ARTICLE X           .............................................................    42
---------

     Section 10.1   Damage From Casualty.........................................    42
     ------------   --------------------
     Section 10.2   Abatement of Rent............................................    42
     ------------   -----------------
     Section 10.3   Limitation on Landlord's and Tenant's Obligations............    43
     ------------   -------------------------------------------------
     Section 10.4   Landlord's Right to Terminate................................    43
     ------------   -----------------------------
     Section 10.5   Tenant's Right to Terminate..................................    43
     ------------   ---------------------------

ARTICLE XI          .............................................................    43
----------

     Section 11.1   Eminent Domain, Right to Terminate and Abatement in Rent.....    43
     ------------   --------------------------------------------------------
     Section 11.2   Restoration..................................................    44
     ------------   -----------
     Section 11.3   Landlord to Control Eminent Domain Action....................    44
     ------------   -----------------------------------------

ARTICLE XII         .............................................................    44
-----------

     Section 12.1   Event of Default.............................................    44
     ------------   ----------------
     Section 12.2   Landlord's Remedies..........................................    45
     ------------   ------------------
     Section 12.3   Reimbursement of Landlord....................................    46
     ------------   -------------------------
     Section 12.4   Landlord's Right to Perform Tenant's Covenants...............    46
     ------------   ----------------------------------------------
     Section 12.5   Cumulative Remedies..........................................    47
     ------------   -------------------
     Section 12.6   Expenses of Enforcement......................................    47
     ------------   -----------------------
     Section 12.7   Landlord's Default...........................................    47
     ------------   ------------------
     Section 12.8   Limitation of Landlord's Liability...........................    48
     ------------   ----------------------------------
     Section 12.9   Late Payment and Administrative Expense......................    48
     ------------   ---------------------------------------

ARTICLE XIII        .............................................................    48
------------

     Section 13.1   Brokers............................................................   49
     ------------   -------
     Section 13.2   Quiet Enjoyment....................................................   49
     ------------   ---------------
     Section 13.3.  [intentionally omitted]............................................   49
     -------------  -----------------------
     Section 13.4   Notices............................................................   49
     ------------   -------
     Section 13.5   Waiver of Subrogation..............................................   49
     ------------   ---------------------
     Section 13.6   Entire Agreement: Execution; Time of the Essence, Headings, Table
     ------------   -----------------------------------------------------------------
                    of Contents........................................................   50
                    ----------
     Section 13.7   Partial Invalidity.................................................   50
     ------------   ------------------
     Section 13.8   No Waiver..........................................................   50
     ------------   ---------
     Section 13.9   Holdover...........................................................   50
     ------------   -------
     Section 13.10  When Lease Becomes Binding........................................    51
     -------------  --------------------------
     Section 13.11  No Recordation....................................................    51
     -------------  --------------
     Section 13.12  As Is.............................................................    51
     -------------  -----
     Section 13.13  Tenant's Financial Statements: Certain Representations and
     -------------  ----------------------------------------------------------
                    Warranties of Tenant..............................................    51
                    --------------------
     Section 13.14  Confidentiality...................................................    52
     -------------  ---------------
     Section 13.15  Summary of Basic Terms............................................    52
     -------------  ----------------------
     Section 13.16  [intentionally omitted]...........................................    52
     -------------  -----------------------
     Section 13.17  Year 2000 Compliance..............................................    52
     -------------  --------------------

Exhibits:
---------

A  -  Property Description
B  -  Site Plan
C  -  Building Floor Plan
D  -  Base Building Work
E  -  Tenant Improvements Plans and Specifications
F  -  Tenant's Work
G  -  Rules and Regulations
H  -  Clerk's Certificate
I  -  Form of Letter of Credit

                            SUMMARY OF BASIC TERMS

                                 OFFICE LEASE

                     OF PREMISES AT 15-19 CRAWFORD STREET,
                            NEEDHAM, MASSACHUSETTS

                                      TO

                             SMARTERKIDS.COM, INC.


                         DATED AS OF SEPTEMBER 8, 1999

--------------------------------------------------------------------------------

     The following is a summary of certain basic terms of this Lease which is intended for the convenience and reference of the parties. Capitalized terms used, but not defined, in this Summary of Basic Terms, have their defined meanings in this Lease. In addition, some of the following items or terms are incorporated into this Lease by reference to the item or term or to this "Summary of Basic Terms."

1.   Landlord:  BHX, LLC, a Massachusetts limited liability company, as Trustee
     --------
     of Crawford Really Trust, under Declaration of Trust dated June 9, 1997, and filed with the Norfolk Registry District of the Land Court on June 9, 1997 as Document No. 764674.

2.   Tenant:  SmarterKids.com, Inc., a Delaware corporation.
     ------

3A.  Premises:  The Building, as depicted on Exhibit B to this Lease, comprised
     --------                                ---------
     of an agreed upon 37,539 leasable square feet of office space (the "Office
                                                                         ------
     Space") and an agreed upon 1,613 leasable square feet of storage space (the
     -----
     "Storage Space").  The Office Space and Storage Space are depicted on
      -------------
     Exhibit C.
     ---------

3B.  Landlord's Property:  The real property with the Building and any other
     -------------------
     improvements now or hereafter thereon, now commonly known as 15-19 Crawford Street, Needham, Massachusetts, as described on Exhibit A to this Lease.
                                                     ---------

3C.  Leasable Square Footage of the Building:  An agreed upon 39,152 square
     ---------------------------------------
     feet.

3D.  Leasable Square Footage of the Office Space:  An agreed upon 37,539 square
     -------------------------------------------
     feet.

3E.  Leasable Square Footage of the Storage Space:  An agreed upon 1,613 square
     --------------------------------------------
     feet.

4A.  Completion Date:  November 15, 1999, subject to extension due to Excusable
     ---------------
     Delay as provided in Section 3.1(b).

4B.  Landlord's Work:  Landlord shall perform Landlord's Work as set forth in
     ---------------
     Section 3.1 and Exhibits D and E.
                     ----------------

4C.  Tenant's Work:  Tenant shall perform the Tenants Work as set forth in
     -------------
     Section 3.2 and on Exhibit F.
                        ---------

4D.  Tenant Improvements Allowance.  Landlord shall provide Tenant an allowance
     -----------------------------
     for the Tenant Improvements Costs (the "Tenant Improvements Allowance"), in
                                             -----------------------------
     an amount equal to the lesser of (i) $17.00 multiplied by the Leasable Square Footage of the Office Space or (ii) the actual amount of the Tenant Improvements Costs. In the event that the Tenant Improvements Allowance exceeds $12.00 multiplied by the Leasable Square Footage of the Office Space, then the Base Rent for the Office Space shall be increased so as to amortize such excess over the Initial Term with interest at the rate of 10% per annum. All Tenant Improvements Costs in excess of the Tenant Improvements Allowance shall be paid by Tenant as part of Tenant's Contribution.

4E.  Tenant's Contribution:  Tenant shall contribute $0.00 toward the cost of
     ---------------------                            ----
     the Tenant Improvements Work, payment of which shall be Made at the time of execution of this Lease. Thereafter, Tenant's Contribution is subject to increase as provided in Section 3.1.

5A.  Lease Term:  From the Commencement Date until October 31, 2004.
     ----------

5B.  Commencement Date:  The later of (i) the Substantial Completion Date or
     -----------------
     (ii) November 1, 1999; provided, however, that if Tenant occupies any portion of the Premises prior thereto, the Commencement Date shall be the date on which Tenant first occupies a portion of the Premises.

5C.  Rights of Extension:  Tenant shall have the right to extend the Lease Term
     -------------------
     for one (1) term of five (5) years in accordance with Section 2.4.

6.   Permitted Use:  The Office Space shall be used for offices and no other
     -------------
     use. The Storage Space shall be used for warehouse and storage purposes and no other use.

7.   Tenant's Trade Style (d/b/2):  SmarterKids.com.
     ----------------------------

8.   Security Deposit:  $500,000.00. The Security Deposit shall be in the form
     ----------------
of cash or an unconditional, irrevocable letter of credit which meets the requirements of Section 2.5.

9.   Tenant's Parking Allocation:  Tenant shall have the right to use the
     ---------------------------
parking spaces located on the Landlord's Property, subject to the provisions of
Section 2.3.

10.  Base Rent:  Base Rent for the Lease Term is as follows:
     ---------

                                                          ANNUAL             MONTHLY           PSF
PERIOD                                                     RATE                RATE           RATE
------------------------------------------------------------------------------------------------------
From the Commencement Date Through
October 31, 2004 (inclusive), Tenant will
pay Base Rent, as follows:

Office Space:                                          $  998,537.40        $83,211.45       $26.60

Storage Space:                                         $   16,130.00        $ 1,344.17       $10.00

                                                       -------------------------------
                                    Total:             $1,014,667.40        $84,555.62       N/A

The Base Rent is subject to increase as provided in Item 4D of the Summary of Basic Terms.

The Base Rent during any Extension Term will be determined in accordance with
Section 4.1 (b).

11A. Additional Rent:  Tenant's Tax Escalation, Tenant's Insurance Escalation,
     ---------------
     Tenant's Electricity Costs, Tenant's Operating Cost Escalation and/or Other Additional Rent.

11B. Tenant's Tax Escalation:  Taxes for any Tax Fiscal Year minus the Tax
     -----------------------
     Base; payable monthly (when base exceeded) in equal installments.  "Tax
                                                                         ---
     Base" means Taxes for the Base Tax Fiscal Year.
     ----

11C. Tenant's Insurance Escalation:  Insurance Costs for any calendar year
     -----------------------------
     minus the Insurance Cost Base; payable (when base exceeded) in equal monthly installments. "Insurance Cost Base" means Insurance Costs for the Base Year.

11D. Payment of Tenant's Electricity Cost:  Tenant shall pay its actual costs
     ------------------------------------
     for for electricity provided to the Premises ("Tenant's Electricity Cost").
                                                    -------------------------
     At Landlord's sole option, Landlord may require that Tenant make monthly estimated payments of the Tenant's Electricity Cost provided to the Premises based on $1.00 per square foot of the Leasable Square Footage in the Premises and shall initially equal $39,152.00 per year and $3,262.67 monthly. Landlord may adjust the amount collected from Tenant on account of Tenant's Electricity Cost from time to time based upon Landlord's estimate of the actual amount of Tenant's Electricity Cost.

11E. Tenant's Operating Cost Escalation:  Operating Costs for any calendar year
     ----------------------------------
     minus the Operating Cost Base; payable monthly (when base exceeded) in equal installments. "Operating Cost Base" means Operating Costs for the
                           -------------------
     Base Year.

11F. Other Additional Rent:  Includes all fees, charges, expenses, fines,
     ---------------------
     assessments, interest, indemnities, or other sums other than Base Rent, Tenant's Tax Escalation, Tenant's Insurance Escalation and Tenant's Operating Cost Escalation due under this Lease.

11G. Base Year:  When referring to Taxes, Base Tax Fiscal Year shall mean Tax
     ---------
     Fiscal Year 2001 (which is from July 1, 2000 through June 30, 2001). When referring to Insurance Costs or Operating Costs, Base Year shall mean calendar year 2000.

12.  Heat and Utilities:  To be supplied by Landlord (including water and sewer
     ------------------
     charges) as part of the Operating Costs (except that Tenant's Electricity Cost shall not be included in Operating Costs and, unless Landlord elects to collect Tenants Electricity Cost in accordance with the terms of this Lease, shall be paid directly by Tenant).

13.  First Payment:  First month's Base Rent in the amount of $84,555.62, plus
     -------------
     the first month's installment of Tenants Electricity Cost in the amount of $3,262.67, plus the letter of credit constituting the Security Deposit in the amount of $500,000.00, have been delivered to Landlord upon execution of this Lease.

14.  Brokers:  The Bulfinch Companies, Inc., having an office at First Needham
     -------
     Place, 250 First Avenue, Suite 200, Needham, Massachusetts 02494 and Cushman and Wakefield of Massachusetts, Inc., having an office at 101 Arch Street, 21/st/ Floor, Boston, Massachusetts 02110.

15A. Tenant's Address For Notices, Telephone Number, Fax Number and Taxpayer
     -----------------------------------------------------------------------
     Identification No.:
     ------------------

     1.  Before the Commencement Date:

     200 Highland Avenue, #401
     Needham, MA 02494
     Attn:  Robert Cahill, Vice President Finance
     Telephone:  (781) 449-7567;
     Fax:  (781) 449-4887
     Email:  bcahill@smarterkids.com

     2.     After the Commencement Date:

     15-19 Crawford Street
     Needham, MA  02494
     Attn:  Robert Cahill, Vice President Finance
     Telephone:  (781) 449-7567;
     Fax:  (781) 449-4887
     Email:  bcahill@smarterkids.com

     3.  Tenant F.I.D.#04-3226127

     With a copy to:

     Joseph Torpy, Esq.

     Testa, Hurwitz & Thibeault, LLP
     125 High Street
     Boston, MA  02110
     Telephone:  (617) 248-7000;
     Fax:  (617) 248-7100
     Email:  torpy@tht.com

15B. Landlord's Address for Notices:
     ------------------------------

     BHX, LLC, as Trustee of Crawford Realty Trust
     c/o The Bulfinch Companies, Inc.
     First Needham Place
     250 First Avenue, Suite 200
     Needham, MA 02494
     Attention:  Robert A Schlager
     Telephone:  (781) 707-4000;
     Fax:  (781) 707-4001
     Email:  ras@bulfinch.com

     with a copy to:

     Vorys, Sater, Seymour and Pease LLP
     Suite 2100, Atrium Two
     221 E. Fourth Street
     Cincinnati, OH  45202-0236
     Attn:  Charles C. Bissinger, Jr., Esq.
     Telephone:  (513) 723-4000;
     Fax:  (513) 723-4056
     Email:  ccbissinger@vssp.com

15C. Guarantor:  Not applicable as of the date of execution of this Lease.
     ---------

                                 OFFICE LEASE
                                 ------------

     THIS LEASE (this "Lease"), made as of the 8th day of September, 1999, between BHX, LLC, a Massachusetts limited liability company, as Trustee of Crawford Realty Trust, under Declaration of Trust dated June 9, 1997, and filed with the Norfolk Registry District of the Land Court on June 9, 1997 as Document No. 764674, and SmarterKids.com, Inc., a Delaware corporation, is as follows.

                             W I T N E S S E T H:
                             - - - - - - - - - -

                                   ARTICLE I
                                   ---------
                             CERTAIN DEFINITIONS
                             -------------------

     In addition to the words and terms defined elsewhere in this Lease, the following words and terms shall have in this Lease the meanings set forth in this Article (whether or not underscored):

     "Additional Rent" means (a) Tenants Tax Escalation, (b) Tenant's Insurance
      ---------------
Escalation, (c) Tenant's Operating Cost Escalation, (d) Tenant's Electricity Costs, and (e) all Other Additional Rent.

     "Applicable Interest Rate" means the lesser of (a) a rate per annum equal
      ------------------------
to five percent (5%) plus the prime rate of Fleet National Bank, Boston, Massachusetts (or any successor) in effect an the day the payment became due and subject to change thereafter or (b) the maximum rate permitted by applicable law.

     "Bankruptcy Laws" means any existing or future bankruptcy, insolvency,
      ---------------
reorganization, dissolution, liquidation or arrangement or readjustment of debt law or any similar existing or future law of any applicable jurisdiction, or any laws amendatory thereof or supplemental thereto, including, without limitation, the United States Bankruptcy Code of 1978, as amended (11 U.S.C. Section 101 et seq.), as any or all of the foregoing may be amended or supplemented from time to time.

     "Base Building Work" means the work described in Exhibit D hereto.
      ------------------                              ---------

     "Base Tax Fiscal Year" means the Tax Fiscal Year beginning July 1, 2000,
      --------------------
and ending June 30, 2001.

     "Base Rent" has the meaning set forth in Item 10 of the Summary of Basic
      ---------
Terms.

     "Base Year" has the meaning set forth in Item 11G of the Summary of Basic
      ---------
Terms.

     "Brokers" has the meaning set forth in Item 14 of the Summary of Basic
      -------
Terms.

     "Building" means the building located on Landlord's Property.  The address
      --------
of the Building is 15-19 Crawford Street, Needham, Massachusetts.

     "Building Floor Plan" means the floor plan of the Building attached hereto
      -------------------
as Exhibit C.

     "Business Day" means Monday through Friday, except holidays.  The term
      ------------
"holiday" shall mean the federal day of celebration of the following holidays:
New Year's Day, Martin Luther King Day, President's Day, Memorial Day, July 4th, Labor Day, Columbus Day, Veterans Day, Thanksgiving, Christmas and any other weekday on which banks in the City of Boston, Massachusetts, are closed or required to be closed.

     "Business Hours" means Monday through Friday, 8:00 a.m. to 6:00 p.m., and
      --------------
Saturday, 8:00 a.m. to 1:00 p.m., except holidays. The term `holiday" shall mean the federal day of celebration of the following holidays: New Year's Day, Martin Luther King Day, Presidents Day, Memorial Day, July 4th, Labor Day, Columbus Day, Veterans Day, Thanksgiving, Christmas and any other weekday on which banks in the City of Boston, Massachusetts, are closed or required to be closed.

     "Commencement Date" has the meaning set forth in Item 5B of the Summary of
      -----------------
Basic Terms.

     "Completion Date" has the meaning set forth in Item 4A of the Summary of
      ---------------
Basic Terms.

     "Construction Notice" has the meaning set forth in Section 3.1(a).
      -------------------

     "Environmental Law" means the Comprehensive Environmental Response,
      -----------------
Compensation, and Liability Act ("CERCLA"), 42 U.S.C. (S)9601 et seq., the
                                  ------                      -- ----
Resource Conservation and Recovery Act, 42 U.S.C. (S)6901 et seq., the Hazardous
                                                          -- ----
Materials Transportation Act, 49 U.S.C. (S)1802 et seq., the Toxic Substances
                                                -- ----
Control Act, 15 U.S.C. (S)2601 et seq., the Federal Water Pollution Control Act,
                               -- ----
33 U.S.C. (S)1251 et seq., the Clean Water Act, 33 U.S.C. (S)1321 et seq., the
                  -- ----                                         -- ----
Clean Air Act, 42 U.S.C. (S)7401 et seq., the Massachusetts Oil and Hazardous
                                 -- ----
Material Release Prevention and Response Act, Chapter 21E of the Massachusetts General Laws, all regulations promulgated thereunder, and any other federal, state, county, municipal, local or other statute, law, ordinance or regulation (including any state or local board of health rules, regulation, or code), or any common law (including common law that may impose strict liability or liability based on negligence), which may relate to or deal with human health, the environment, natural resources, or Hazardous Materials, all as may be from time to time amended or modified.

     "Event of Default" means the occurrence of any of the events listed in
      ----------------
Section 12.1 of this Lease and the expiration of any applicable cure periods.

     "Excusable Delay" means those matters which are beyond Landlord's
      ---------------
reasonable control including, without limitation, the following: delays caused by Tenant (or by Tenant's Invitees), or delays caused by, or resulting from, acts of God, accidents, breakdowns, war, civil commotion, fire or other casualty, labor difficulties, shortages of labor, material or equipment, governmental regulations or orders, weather conditions or other causes beyond Landlord's reasonable control.

     "Extension Term" means the period of time beginning at the end of the
      --------------
Initial Term and ending at 11:59 p.m. on October 31, 2009.

     "Final Amounts Due" has the meaning set forth in Section 2.5.
      -----------------

     "GAAP" means generally accepted accounting principles, consistently
      ----
applied.

     "Guarantor" means any Person now or hereafter guarantying any of Tenant's
      ---------
obligations under this Lease.

     "Hazardous Materials" or "Hazardous Substances" means, at any time, (a) any
      -------------------      --------------------
"hazardous substance" as defined in (S)101(14) of CERCLA (42 U.S.C. (S)9601(14)) or regulations promulgated thereunder, (b) any "solid waste," "hazardous waste," or "infectious waste," as such terms are defined in any Environmental Law at such time; (c) asbestos, urea-formaldehyde, polychlorinated biphenyls ("PCBs"), biomedical materials or waste, nuclear fuel or material, chemical waste, radioactive material, explosives, known carcinogens, petroleum products and by-products and other dangerous, toxic or hazardous pollutants, contaminants, chemicals, materials or substances which may be hazardous to human or animal health or the environment or which are listed or identified in, or regulated by, any Environmental Law; and (d) any additional substances or materials which at such time are classified or considered to be hazardous or toxic under any Environmental Law.

     "Initial Term" means the period beginning at 12:01 A.M. on the Commencement
      ------------
Date and ending at 11:59 P.M. on October 31, 2004.

     "Insurance Base" has the meaning set fourth in Item 11C of the Summary of
      --------------
Basic Terms.

     "Insurance Costs" includes the cost of insuring the entire Landlord's
      ---------------
Property, including without limitation the buildings and improvements now or hereafter situated thereon, and all operations conducted in connection therewith, with such policies, coverages and companies and in such limits as may be selected by Landlord (and/or which may be required by Landlord's lenders), including, but not limited to, fire insurance with extended or with all-risk coverage, comprehensive public liability insurance covering personal injury, deaths and property damage with a personal injury endorsement covering false arrest, detention or imprisonment, malicious prosecution, libel and slander, and wrongful entry or eviction, rent loss or business interruption insurance, workers compensation insurance, plate glass insurance, contractual liability insurance, boiler insurance, and fidelity bonds.

     "Invitees" means employees, workers, visitors, guests, customers,
      --------
suppliers, agents, contractors, representatives, licensees and other invitees.

     "Land" means the land located at 15-19 Crawford Street, Needham,
      ----
Massachusetts more particularly described in Exhibit A attached hereto and
                                             ---------
incorporated by reference herein and which is depicted on the Site Plan.

     "Landlord" means BHX, LLC, a Massachusetts limited liability company as
      --------
Trustee of Crawford Realty Trust under Declaration of Trust dated June 9, 1997, and filed with the Norfolk Registry District of the Land Court on June 9, 1997 as Document No. 764674, its successors and assigns.

     "Landlord's Architect" means Smits Associates Architects, Inc. or any other
      --------------------
architect or architectural firm designated by Landlord.

     "Landlord's Property" means the Land, the Building and all present or
      -------------------
future appurtenances and/or improvements to the Land and/or the Building.

     "Landlord's Work" means the Base Building Work and the Tenant Improvements
      ---------------
Work.

     "Leasable Square Footage of the Building" has the meaning set forth in Item
      ---------------------------------------
3C of the Summary of Basic Terms.

     "Leasable Square Footage of the Office Space" has the meaning set forth in
      -------------------------------------------
Item 3D of the Summary of Basic Terms.

     "Leasable Square Footage of the Storage Space" has the meaning set forth in
      --------------------------------------------
Item 3E of the Summary of Basic Terms.

     "Lease Term" means the Initial Term and, if Tenant timely and properly
      ----------
exercises its right to extend pursuant to Section 2.4 of this Lease, the Extension Term.

     "Lease Year" means the twelve (12) month period beginning an the
      ----------
Commencement Date and on each anniversary of the Commencement Date throughout the Lease Term; provided, however, that if the Commencement Date occurs on a date other than the first day of a month, the first Lease Year shall consist of the portion of the calendar month in which the Commencement Date occurs and the next subsequent 12 calendar months, and the first day of each Lease Year thereafter shall be the first day of the month after the month in which the Commencement Date occurs.

     "Legal Requirements" means all applicable laws, statutes, rules,
      ------------------
regulations and requirements of governmental authorities, including, but not limited to, zoning laws and building codes.

     "Market Rent" has the meaning set forth in Section 4.1(b).
      -----------

     "Negotiation Period" has the meaning set forth in Section 4.1(b).
      ------------------

     "Office Space" has the meaning set forth in Item 3A of the Summary of Basic
      ------------
Terms.

     "Operating Cost Base" has the meaning set forth in Item 11E of the Summary
      -------------------
of Basic Terms.

     "Operating Costs" means all costs, expenses and disbursements of every kind
      ---------------
and nature (except Taxes, Tenant's Electricity Costs and Insurance Costs) which Landlord shall pay or become obligated to pay in connection with owning, operating, managing, insuring, maintaining, repair or replacing Landlord's Property, all as determined by Landlord. Operating Costs shall include, by way of illustration, but not be limited to: all charges payable by Landlord in connection with the performance of Landlord's maintenance and repair obligations with respect to Landlord's Property; all charges payable by Landlord to provide janitorial service to Landlord's Property; all charges payable by Landlord to provide heating, ventilating and air conditioning services to the Building; all charges payable by Landlord to provide utility services to Landlord's Property, all costs related to the operation of any shuttle or other transportation service between Landlord's Property and public transportation stations (if required by applicable laws, rules, regulations or requirements of authorities with jurisdiction over the Landlord's Property); all costs related to any police details at any entrances to Landlord's Property; all costs related to trash, debris, and refuse removal, all costs related to removal of snow and ice; all costs of pest and vermin control; all costs of providing, maintaining, repairing and replacing of paving, curbs, walkways, landscaping, planters, roofs, walls, drainage, utility lines, security systems and other equipment; all costs of painting the exterior and/or interior of the Building; all costs of repaving, resurfacing, and restriping Parking Areas and drives; all costs of lighting, cleaning, waterproofing, repairing and maintaining the Building. Parking Areas and any other portions of Landlord's Property; all surcharges, costs and expenses that may result from any Environmental Laws provided that such surcharges, costs and expenses relate to or are directly associated with Tenant's or Tenant Invitee's use of the Landlord's Property (excluding costs related to Hazardous Materials which are located on Landlord's Property on the date hereof or which are placed on the Landlord's Property by a Person other than Tenant or a Tenant Invitee) or other laws, rules, regulations, guidelines or orders; all costs of licenses, permits and inspection fees; all legal, accounting, inspection and consulting fees; all costs of capital improvements to the Building, Parking Areas, or other portions of Landlord's Property amortized over their expected useful life based upon and including a market rate of interest; all costs of wages, salaries and benefits of operating personnel, including welfare, retirement, vacations and other compensation and fringe benefits and payroll taxes; management fees equal to five percent (5.0%) of gross rents (which management fees may be payable to an affiliate of Landlord); all materials and supplies, including charges for telephone, overnight courier, postage, stationery, supplies and other materials and expenses required for the routine operation or management of Landlord's Property. However, notwithstanding the above, the following specific items shall not be included: debt service and ground rent payments; any cost or expenditure for which Landlord has been reimbursed by insurance proceeds; costs which have been reimbursed under warranties provided to Landlord by contractors who have warranty obligations; leasing commissions, attorneys' fees and collection costs related to negotiation of tenant leases; expenses which are billed to, and paid directly by, the Tenant; advertising, marketing, promotional, public relations or brokerage fees, commissions or expenditures; financing and refinancing costs in respect of any mortgage or security interest placed upon the Landlord's Property or any portion thereof, including payments of principal, interest, finance or other charges, and any points and commissions in connection therewith; interest or penalties for any late or failed payments by Landlord under any contract or agreement unless resulting from Tenant's failure to pay any amount due under this Lease on or before the date when due; rent or other charges payable under any ground or underlying lease; costs of any additions to or expansions of the Landlord's Property; costs of repairs, restoration or replacements occasioned by fire or other casualty or caused by the exercise of the right of eminent domain; the cost to make improvements, alterations and additions to the Landlord's Property which are required in order to render the same in compliance with Legal Requirements existing on the date of this Lease; amounts paid to subsidiaries or affiliates of Landlord for services rendered to Landlord's Property (except management fees) to the extent such amounts exceed the competitive costs for delivery of such services were they not provided by such related parties; and management fees to the extent in excess of five percent (5.0%) of gross rents.

     "Other Additional Rent" has the meaning set forth in Item 11F of the
      ---------------------
Summary of Basic Terms.

     "Parking Areas" means those portions of Landlord's Property which may be
      -------------
used for parking as depicted on the Site Plan, as such areas may be changed by Landlord from time to time.

     "Permitted Use" has the meaning set forth in Item 6 of the Summary of Basic
      -------------
Terms.

     "Person" means any individual, partnership, joint venture, trust, limited
      ------
liability company, business trust, joint stock company, unincorporated association, corporation, institution, or entity, including any governmental authority.

     "Premises" has the meaning set forth in Item 3A of the Summary of Basic
      --------
Terms.

     "Proceedings" has the meaning set forth in Section 4.4(b).
      -----------

     "Proposed Change Order" has the meaning set forth in Section 3.1 (c).
      ---------------------

     "Refund" has the meaning set forth in Section 4.4(b).
      ------

     "Rules and Regulations" means the rules and regulations promulgated by
      ---------------------
Landlord with respect to Landlord's Property, a copy of which are attached hereto as Exhibit G, as the same may be reasonably modified by Landlord from
          ---------
time to time upon notice to Tenant.

     "Security Deposit" has the meaning set forth Item 8 of the Summary of Basic
      ----------------
Terms.

     "Selection Period" has the meaning set forth in Section 4.1 (b).
      ----------------

     "Storage Space" has the meaning set forth in Item 3A of the Summary of
      -------------
Basic Terms.

     "Substantial Completion Date" means the date, as reasonably determined in
      ---------------------------
good faith by Landlord's Architect, on which (a) the Landlord's Work is substantially complete, except for incomplete or unsatisfactory items which do not unreasonably interfere with Tenant's use of the

Premises for the Permitted Use or (b) the building inspector for the Town of Needham gives his final sign-off on the building permit, so that Tenant may legally occupy the Premises for the Permitted Use, whichever is later.

     "Summary of Basic Terms" means the Summary of Basic Terms which is affixed
      ----------------------
to this Lease immediately after the table of contents of this Lease.

     "Tax Base" has the meaning set forth in Item 11B of the Summary of Basic
      --------
Terms.

     "Tax Fiscal Year" shall mean July 1 through June 30 next following, or such
      ---------------
other tax period as may be established by law for the payment of Taxes.

     "Taxes" shall mean (a) all taxes, assessments, betterments, water or sewer
      -----
entrance fees and charges including general, special, ordinary and extraordinary, environmental, or any other charges (including charges for the use of municipal services if billed separately from other taxes), levied, assessed or imposed at any time by any governmental authority upon or against the Land, the Building, or the fixtures, signs and other improvements thereon then comprising Landlord's Property and (b) all attorneys' fees, appraisal fees and other fees, charges, costs and/or expenses incur-red in connection with any Proceedings or other proceedings related to the amount of the Taxes and/or the tax classification and/or the assessed value of the Landlord's Property. This definition of Taxes is based upon the present system of real estate taxation in the Commonwealth of Massachusetts; if taxes upon rentals or any other basis shall be substituted, in whole or in part, for the present ad valorem real estate taxes, the term "Taxes" shall be deemed changed to the extent to which there is such a substitution for the present ad valorem real estate taxes.

     "Tenant" means SmarterKids.com, Inc., a Delaware corporation, its permitted
      ------
successors and permitted assigns.

     "Tenant Improvements Allowance" has the meaning set forth in Item 4D of the
      -----------------------------
Summary of Basic Terms.

     "Tenant Improvements Costs" means all costs of the Tenant Improvements
      -------------------------
Work, including, but not limited to (i) the fees of all architects and engineers for design and supervision services, the cost of all required permits, (ii) the charges of all contractors (including, but not limited to, overhead and profit of all contractors), subcontractors, material suppliers and laborers engaged in the performance of the Tenant Improvements Work, (iii) five percent (5%) profit for the contractor on all costs of the Tenant Improvements Work and (iv) a fee to the Landlord in the amount of two and one-half percent (2.5%) of all costs of the Tenant Improvements Work.

     "Tenant Improvements Plans and Specifications" has the meaning set forth in
      --------------------------------------------
Section 3.1.

     "Tenant Improvements Work" means the work to be performed by Landlord in
      ------------------------
accordance with the Tenant Improvements Plans and Specifications.

     "Tenant Invitees" means Tenant, its subtenants and assignees, together with
      ---------------
their respective Invitees.

     "Tenants Contribution" has the meaning set forth in Item 4E of the Summary
      --------------------
of Basic Terms.

     "Tenant's Electricity Cost" has the meaning set forth in Item 11D of the
      -------------------------
Summary of Basic Terms.

     "Tenant's Insurance Escalation" means the excess, if any, of (a) the
      -----------------------------
Insurance Costs for any calendar year, minus (b) the Insurance Base.

     "Tenants Operating Cost Escalation" means the excess, if any, of (a) the
      ---------------------------------
Operating Costs for any calendar year minus (b) the Operating Cost Base.

     "Tenant's Submission" has the meaning set forth in Section 3.1(c).
      -------------------

     "Tenants Tax Escalation" means the excess, if any, of (a) the Taxes for any
      ----------------------
Tax Fiscal Year minus (b) the Tax Base.

     "Tenant's Work" means the work, if any, to be performed by Tenant with
      -------------
respect to the Premises, as set forth in the Tenant's Work Plans and Specifications.

     "Tenant's Work Plans and Specifications" means the plans and specifications
      --------------------------------------
for the Tenant's Work, as set forth in Exhibit F attached hereto, as the same may be modified from time to time in accordance with this Lease.

                                  ARTICLE II
                                  ----------

                              LEASE OF PREMISES
                              -----------------

     Section 2.1  Lease of The Premises.  Landlord does hereby lease the
     ----------------------------------
Premises to Tenant, and Tenant hereby leases the Premises from Landlord, upon and subject to the terms and provisions of this Lease and all zoning ordinances, and easements, restrictions, and conditions of record. Subject to the rights of Landlord and applicable Legal Requirements; (a) Tenant shall have exclusive use of the Land and the Parking Areas located thereon and (b) Tenant shall have access to the Premises twenty-four hours a day, seven days a week, 365 days a year, subject to the terms of this Lease.

     Section 2.2  Communications Antenna; Backup Generator.  Subject to
     -----------------------------------------------------
applicable Legal Requirements and the terms and conditions of this Lease (including, but not limited to, Section 3.2 and Article VII), Tenant shall have the right to install (a) a communications antenna on the roof of the Building (provided, however, that Tenant shall not be permitted to make any penetrations of the roof) and (b) a backup generator on the Land at a location on the Land to be agreed upon by Landlord and Tenant. The plans and specifications for the foregoing shall be subject to Landlord's review and approval, which approval shall not be unreasonably withheld.

     Section 2.3  Parking.  Subject to the Rules and Regulations, Tenant
     --------------------
Invitees are authorized to park passenger automobiles in the Parking Areas at no cost to Tenant (except as otherwise provided in this Lease) in common with Landlord and Landlord's Invitees. Tenant shall not (a) permit any Tenant Invitees (other than visitors) to park in spaces designated as "visitor" spaces,
(b) permit any Tenant Invitees to park in spaces designated as `reserved" spaces (unless reserved for Tenant), (c) permit the total number of passenger automobiles parked on Landlord's Property by Tenant Invitees, at any time, to exceed the number of spaces available to Tenant, and (d) except for delivery trucks using designated loading and unloading facilities, permit any Tenant Invitee to park any vehicle on Landlord's Property other than passenger automobiles. Landlord may, from time to time, designate one or more spaces as reserved for the exclusive use of Landlord and/or for Landlord's Invitees.

     Section 2.4  Commencement Date: Lease Term: Right to Extend.
     -----------------------------------------------------------

          (a) The Lease Term shall commence at 12:01 A.M. on the Commencement Date and, unless Tenant timely and properly exercises its right to extend pursuant to Section 2.4(b) hereof, shall end at 11:59 P.M. on the last day of the Initial Term. At the request of Landlord or Tenant made after the Commencement Date, Landlord and Tenant will execute a written amendment to, and restatement of, the Summary of Basic Terms pursuant to Section 2.6, setting forth the Commencement Date.

          (b) Provided there does not then exist an Event of Default or circumstances which with the giving of notice, the passage of time, or both, would constitute an Event of Default, Tenant shall have the right to extend the Lease Term for one (1) period of five (5) years by giving Landlord written notice specifying such extension, which notice must be received by Landlord not more than eighteen (18) months nor less than twelve (12) months prior to the expiration date of the Initial Term. If such extension becomes effective, the Lease Term shall be automatically extended upon the same terms and conditions except that (i) Base Rent shall be payable for such Extension Term as set forth in Section 4.1(b) and (ii) there shall be no further right to extend or renew beyond the period expressly set forth herein. The right of extension is personal to SmarterKids.com, Inc. and is not exercisable by any subtenant or assignee permitted hereunder.

     Section 2.5  Security Deposit.
     -----------------------------

          (a) Simultaneously with the execution and delivery of this Lease, Tenant shall deliver to Landlord a security deposit in the amount specified in
Item 8 of the Summary of Basic Terms. The Security Deposit is security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease and is not an advance payment of rent. It is agreed that if an Event of Default occurs, Landlord may use, apply or retain the whole or any part of the Security Deposit to the extent required for payment of any Base Rent, Additional Rent, or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of the occurrence of an Event of Default in respect of any of the terms, covenants and conditions of this Lease, including, but not limited, to any damage or deficiency accrued before or after summary proceedings or other re-entry by Landlord, including the costs of such proceeding or re-entry and further including, without limitation, reasonable attorney's fees. It is agreed that Landlord shall always have the right to apply the Security Deposit, or any part thereof, as aforesaid, without notice and without prejudice to any other remedy or remedies which Landlord may have, or Landlord may pursue any other such remedy or remedies in lieu of applying the Security Deposit or any part thereof. No interest shall be payable on the Security Deposit and Landlord shall have the right to commingle the Security Deposit with other funds of Landlord. If Landlord shall apply the Security Deposit in whole or in part, Tenant shall immediately upon demand pay to Landlord the amount so applied to restore the Security Deposit to its original amount, Because Tenant's Operating Cost Escalation, Tenant's Tax Escalation, Tenant's Insurance Escalation, Tenant's Electricity Costs and other Additional Rent are subject to annual reconciliation based on actual amounts (collectively "Final Amounts Due") determined to be due, in addition to the
               -----------------
other rights provided herein to Landlord regarding the Security Deposit, Landlord shall have the right, in its discretion, upon the end of the Lease and delivery of the Premises in accordance with the terms hereof, to hold up to $50,000.00 of the Security Deposit until thirty (30) days after the determination of Final Amounts Due at which time Landlord has the right to deduct the Final Amounts Due from the remaining Security Deposit and return any balance of the Security Deposit to Tenant. Landlord shall determine the Final Amounts Due within ninety (90) days of expiration of the term or earlier termination of this Lease. If the remaining Security Deposit, if any, is not sufficient to pay Tenants obligations hereunder, Tenant shall pay the same within ten (10) days of billing from Landlord. In the event of a sale or other transfer of Landlord's Property, or leasing of the entire Landlord's Property including the Premises subject to Tenant's tenancy hereunder, Landlord shall transfer the Security Deposit then remaining to the vendee or lessee and, provided that such vendee or lessee acknowledges receipt of the same in writing, Landlord shall thereupon be released from all liability for the return of such Security Deposit to Tenant; and Tenant agrees to look solely to the new landlord for the return of the Security Deposit then remaining. The holder of any mortgage upon Landlord's Property shall never be responsible to Tenant for the Security Deposit or its application or return unless the Security Deposit shall actually have been received in hand by such holder. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Security Deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Except as provided above, the Security Deposit or any remaining balance thereof after deduction for amounts due Landlord, shall be returned to Tenant within thirty (30) days after the expiration of the Lease Term.

          (b) If all or any portion of the Security Deposit is in the form of a letter of credit, such letter of credit must satisfy all of the following conditions: (i) the letter of credit must be in the exact form attached hereto as Exhibit I with an expiration date not less than one (1) year after the date the letter of credit is delivered to Landlord; (ii) the beneficiary of the letter of credit must be Landlord or Landlord's designee; (iii) the letter of credit must be irrevocable, unconditional and transferable one or more times without charge; (iv) the letter of credit must by issued by a U.S. bank with assets in excess of $10 billion, which bank is otherwise satisfactory to Landlord in its sole and absolute discretion; and (v) the letter of credit must provide that it may be drawn at a location in Boston, Massachusetts. If, at any time, the issuer of the letter of credit gives notice of its election not to renew, extend and/or reissue the letter of credit, then Tenant shall, on or before forty-five (45) days prior to the expiration of the term of the letter of credit, deliver to Landlord (1) a replacement letter of credit satisfying all of the above conditions or (2) cash in the full amount of the expiring letter of credit; and if Tenant fails to timely deliver to Landlord a replacement letter of credit as provided above or cash in the full amount of the expiring letter of credit, such failure shall constitute an Event of Default and, in addition to any other rights which Landlord might have by reason of such Event of Default, Landlord may draw on the letter of credit and hold the proceeds of such drawing as part of the Security Deposit. If (x) Landlord shall reasonably feel insecure with the creditworthiness of the bank issuing the letter of credit and Tenant shall fail, within ten (10) days after notice, to either provide a replacement letter of credit as provided above or cash in the full amount of the existing letter of credit, or (y) Tenant fails to provide Landlord with cash in the full amount of the letter of credit within ten (10) days after (I) any proceedings under the Bankruptcy Code or any insolvency law are instituted with the bank as debtor or (II) the bank issuing the letter of credit is taken over by the Federal Deposit Insurance Corporation, the Resolution Trust Corporation or a similar entity, then such failure by Tenant under clauses (x) or (y) of this sentence shall constitute an Event of Default and, in addition to any other rights which Landlord might have by reason of such Event of Default, Landlord may draw on the letter of credit and hold the proceeds of such drawing as part of the Security Deposit.

     Section 2.6  Lease Amendment.  If, pursuant to any provision of this Lease,
     ----------------------------
there results a change in (or, in the case of the Commencement Date, the confirmation of any of the terms or amounts in the Summary of Basic Terms (including, without limitation, the Base Rent) then in effect, Landlord and Tenant will promptly execute a written amendment to, and restatement of, the Summary of Basic Terms, substituting the changed (or confirmed) terms and recomputed amounts in lieu of each of the applicable terms and amounts then in effect which have been changed. As of the effective date of the amendment to the Summary of Basic Terms, the changed terms (and recomputed amounts) will be effective for all purposes of this Lease, and the amended and restated Summary of Basic Terms will be a part of, and incorporated into, this Lease.


                                  ARTICLE III
                                  -----------
                        LANDLORD'S WORK; TENANT'S WORK
                        ------------------------------

     Section 3.1  Landlord's Work.
     ----------------------------

          (a)  Tenant Improvements Plan and Specifications.
               -------------------------------------------

               (i) Landlord has retained Landlord's Architect to prepare the final, detailed working plans and specifications for the build-out of the Office Space (the "Tenant Improvements Plans and Specifications"), which Tenant
            --------------------------------------------
Improvements Plans and Specifications are identified in Exhibit E attached
                                                        ---------
hereto. On or before September 13, 1999, Landlord will give Tenant written notice (a "Construction Notice") specifying the amount of the Tenant
           -------------------
Improvements Costs on the basis of the Tenant Improvements Plans and Specifications. If a Construction Notice does not specify Tenant Improvements Costs which exceed the Tenant Improvements Allowance, then Tenant shall not respond to the Construction Notice and Tenant shall be deemed to have approved the Construction Notice upon delivery. However, if a

Construction Notice specifies Tenant Improvements Costs which exceed the Tenant Improvements Allowance, then Tenant shall, within two (2) Business Days after receipt of the Construction Notice, give written notice to Landlord either approving or disapproving the Construction Notice, and the failure of Tenant to disapprove the Construction Notice within such time shall be deemed to constitute approval. If Tenant has the right to and does disapprove a Construction Notice, then Tenant shall, within two (2) Business Days after giving notice of disapproval, prepare, at its expense, and submit to Landlord revised Tenant Improvements Plans and Specifications. Tenant shall submit such revised Tenant Improvements Plans and Specifications to Landlord for Landlord's review and approval. Within two (2) Business Days after receipt of such revised Tenant Improvements Plans and Specifications, Landlord shall, by written notice to Tenant, approve or disapprove the revised Tenant Improvements Plans and Specifications. In any disapproval of revised Tenant Improvements Plans and Specifications, Landlord shall specify in reasonable detail the respects in which the revised Tenant Improvements Plans and Specifications are not satisfactory to Landlord and the changes which Landlord desires in order that such revised Tenant Improvements Plans and Specifications will be satisfactory to Landlord. Within two (2) Business Days after receiving any notice of disapproval from Landlord with respect to the revised Tenant Improvements Plans and Specifications, Tenant, at its expense, will further revise the revised Tenant Improvements Plans and Specifications as reasonably requested by Landlord and will resubmit the revised Tenant Improvements Plans and Specifications to Landlord for review and approval in accordance with the procedures set forth in this Section. If the Tenant Improvements Costs as specified in an approved Construction Notice exceed the Tenant Improvements Allowance, then Tenant shall pay to Landlord, within three (3) Business Days after receipt of the Construction Notice, the amount of such excess, as part of Tenant's Contribution. Tenant shall have the right to review all of Landlord's books and records with respect to the Tenant Improvements Costs and Landlord agrees that the Tenant Improvements Costs shall not exceed the actual costs of the Tenant Improvements Work plus the contractors fee of five percent (5%) and the Landlord's fee of two and one-half percent (2.5%) of all costs of the Tenant Improvements Work as provided in this Lease.

               (ii) The Completion Date specified in this Lease is based upon the assumption that the Construction Notice will be approved not later than September 16, 1999. If the approval of the Construction Notice is delayed beyond September 16, 1999, then, except to the extent that such delay is attributable to delay by Landlord beyond the period provided in Section 3.1(a)(i) in giving a Construction Notice, the Completion Date shall be extended by the period of such delay, and Tenant shall pay, as and when the same would have become due and payable but for such delay, an amount equal to the Base Rent for the period of such delay.

          (b) Landlord shall perform Landlord's Work in a good and workmanlike manner using materials of a quality consistent with the Tenant Improvements Plans and Specifications. Subject always to Excusable Delay, the Landlord's Work shall be substantially completed (as determined by Landlord's Architect) by the Completion Date. If any of Landlord's Work is not competed as a result of an Excusable Delay, the Completion Date shall be extended upon notice from Landlord to Tenant for a reasonable period of time under all of the circumstances. Landlord reserves the right to make changes in Landlord's Work from time to time as Landlord deems necessary and/or appropriate in order to complete the performance of

Landlord's Work. Without limiting the generality of the foregoing, Landlord may substitute materials to minimize delays and Landlord may make such changes to the Tenant Improvements Plans and Specifications as Landlord deems necessary or appropriate in light of actual conditions, provided that no such changes shall materially and adversely affect the function or appearance of the Premises. Landlord shall obtain a certificate of occupancy for the Office Space.

          (c) In the event that Tenant requests any changes in Landlord's Work, the following procedures shall apply:

               (i) Tenant shall give Landlord written notice of the proposed change(s) with such details, plans and specifications as may be required by Landlord ("Tenant's Submission").
                -------------------

               (ii) Landlord shall review Tenant's Submission and, Landlord shall, within fifteen (15) days after receipt of Tenant's Submission, reject it, approve it or approve it with conditions. If Landlord rejects Tenant's Submission or fails to respond within the specified period, Landlord's Work shall not be changed. If Landlord approves Tenant's Submission, Landlord shall provide Tenant with a proposed change order (a "Proposed Change Order") setting forth (A) the increase in the Tenants
      ---------------------
     Contribution, if any, which will be required due to the work included in Tenant's Submission, (B) the expected delay, if any, in achieving substantial completion of Landlord's Work in connection therewith and (C) any conditions imposed by Landlord on the grant of its approval.

               (iii) If Landlord provides Tenant with a Proposed Change Order, Tenant shall, within five (5) days after receipt of such Proposed Change Order, either reject or accept it. If Tenant rejects such Proposed Change Order (or fails to respond within the specified period), Landlord's Work shall not be changed. If Tenant approves such Proposed Change Order, then
     (A) Tenant shall execute the Proposed Change Order and deliver a signed original thereof to Landlord within the specified five (5) day period, together with payment of (1) the full amount of the specified increases, if any, in the Tenants Contribution and (2) an amount equal to the Base Rent for the period of time set forth in clause (ii)(B) above, and (B) the Completion Date shall be extended for the time period specified in clause
     (ii)(B) above.

          (d) Tenant's taking possession of the Premises on or after the Commencement Date shall be conclusive evidence, as against Tenant, that the Premises were in good order and satisfactory condition in substantial accordance with the Tenant Improvements Plans and Specifications when Tenant took possession, except for punch list items on a list signed by both parties within thirty (30) days after the date on which Tenant takes possession of the Premises.

          (e)  Warranties.  For any construction or installation, Tenant shall
               ----------
receive, to the extent possible, the benefit of any and all warranties from contractors, subcontractors, material suppliers, equipment suppliers, architects, engineers or others in connection with the Premises; however, Landlord will not have any obligation to bring any action to enforce any warranty claim. Landlord shall be deemed to have warranted to Tenant, at the time of delivery to Tenant of the Premises upon Substantial Completion: (i) that Landlord's Work has been Substantially Completed in accordance with the Tenant Improvements Plans and Specifications, with such modifications as are permitted under the terms of this Lease or approved by Tenant; (ii) that the electrical, plumbing, HVAC and other mechanical systems in the Building and serving the Premises are in good working order and condition and conform to the requirements (where applicable to the Premises) contained in this Lease; (iii) that the Premises are served by water, electricity and other utilities; (iv) that the Premises are served by sewer, and such sewer system, as installed, is of sufficient capacity to serve the Building when fully occupied; and (v) the Landlord's Work is free of material defects in materials or workmanship. Notwithstanding the foregoing, Landlord's warranties shall exclude, and Landlord shall not be responsible for (1) any damage or defects arising out of (or aggravated by) the acts or omissions of Tenant, and/or any other Tenant Invitee,
(2) ordinary wear and tear, and (3) except to the extent provided in Article VI, routine maintenance, repairs and/or replacements and/or any damage or defects due to neglect or failure to provide proper maintenance and repairs. Landlord's warranties as set forth herein shall be limited to items as to which Tenant gives Landlord written notice within twelve (12) months of the Substantial Completion Date and in any event with respect to the Building's HVAC system shall extend for not less than a full cooling and heating season following Substantial Completion of the Premises. Except for the express warranties set forth in this Section 3.1(e), Landlord disclaims all warranties (express or implied) with respect to the Landlord's Work, and Tenant hereby releases all warranties not expressly stated in this Section 3.1(e).

     Section 3.2  Tenant's Work; Pre-Term Occupancy.  Tenant agrees to perform
     ----------------------------------------------
all of Tenant's Work as specified herein and on Exhibit F and to complete same
                                                ---------
by the Completion Date, as the same may be extended as provided herein. The Tenant's Work Plans and Specifications and all modifications thereto shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld. Except as hereinafter set forth, Tenant's Work shall commence as soon as the Tenant Improvements Work has progressed to the point at which Tenant's Work may reasonably begin. All of Tenant's Work shall be done in a good and workmanlike manner using new and high quality materials, in accordance with the provisions of all laws, rules, regulations and insurance requirements applicable thereto and in accordance with the requirements of
Section 7.5 hereof. In the event that Tenant enters Landlord's Property prior to the Commencement Date, such entry shall be at Tenants own risk solely for the purpose of preparing for occupancy by Tenant and installing fixtures and equipment; provided, however, that in so entering Landlord's Property prior to the Commencement Date, Tenant shall not interfere with Landlord's construction activities: and provided, further, that Tenant may not so enter Landlord's Property prior to October 1, 1999 without the prior written approval of Landlord, which approval Landlord shall have no obligation to give. During the period of any entry by Tenant prior to the Commencement Date pursuant to the above provisions of this Section, Tenant shall be subject to the insurance obligations set forth in Sections 7.8 and 7.9 and to all other obligations of Tenant under this Lease, other than the obligations to pay Base Rent, Tenant's Tax Escalation, Tenant's Insurance Cost Escalation and Tenants Operating Cost Escalation, and, prior to any such entry by Tenant prior to the Commencement Date, Tenant shall furnish Landlord with a certificate of insurance confirming its procurement of the insurance required by Sections 7.8 and 7.9. In the event of any delay in the performance of Landlord's

Work and/or increase in the cost thereof due to any entry by Tenant or any Tenant Invitee prior to the Commencement Date, Tenant shall pay to Landlord, within ten (10) days after demand, an amount equal to the Base Rent for the period of such delay plus any and all such cost increases.

     Section 3.3  Approval of Plans and Specifications.  If Tenant's Work as set
     -------------------------------------------------
forth on Exhibit F does not refer to complete plans and specifications approved
         ----------
by Landlord, then Tenant shall promptly, following execution of this Lease, cause such plans and specifications to be prepared at Tenant's cost and submitted to Landlord for Landlord's prior written approval before Tenant's Work is commenced. Landlord shall not unreasonably withhold or delay such approval. Landlord's approval of any Plans and specifications pursuant to this Section or any other provisions of this Lease shall not, and shall not be deemed to, be a certification, representation, or warranty by Landlord that the plans and specifications are adequate, complete, or in compliance with applicable codes and legal requirements.

     Section 3.4 Signs.  Tenant shall have the right, at Tenant's sole cost, to
     -----------------
erect one (1) sign on the exterior of the Building provided that such sign complies with the provisions of this Section 3.4 and other applicable provisions of this Lease. The sign's location, design, shape, size, materials, color and type and all other matters related to such sign (other than Tenant's right to erect a sign) shall be subject to Landlord's prior written approval (which approval shall be in Landlord's sole discretion), following submission by Tenant to Landlord of detailed plans and specifications therefor. Tenant shall provide such plans and specifications to Landlord within twenty (20) days after the date hereof. Except for the one sign permitted pursuant to this Section 3.4, Tenant shall not erect any signs which are visible from the exterior of the Building. Tenant shall not erect signs except in compliance with all applicable requirements of the Town of Needham and all other applicable Legal Requirements. Tenant shall be solely responsible for confirming that any proposed sign is in compliance with all such requirements. All costs of obtaining permits and approvals, creating, installing, illuminating, maintaining, repairing, and/or replacing such sign shall be paid by Tenant. Any signs located in the interior of the Building (i) shall comply with all applicable Legal Requirements and the sign criteria included in the Rules and Regulations, and (ii) and shall have been approved of in writing and in advance by Landlord following submission of detailed plans and specifications by Tenant to Landlord. Tenant shall maintain its signs, if any, in good repair and condition. Immediately upon the expiration of the Lease Term or other termination of this Lease, Tenant shall remove all signs from the exterior of the Building and shall make all repairs necessary to restore the exterior surfaces to the condition of the surrounding exterior surfaces of the Building.

                                  ARTICLE IV
                                  ----------
                          BASE RENT; ADDITIONAL RENT
                          --------------------------

     Section 4.1 Base Rent.
     ---------------------

          (a) In consideration of the lease of the Premises pursuant to this Lease, Tenant shall pay therefor Base Rent in the amounts set forth in Item 10 of the Summary of Basic Terms.

          (b) (i) The Base Rent during the Extension Term will be the greater of (A) the Base Rent in effect during the last Lease Year prior to the Extension Term or (B) ninety-
five percent (95%) of the Market Rent, as determined by this Section 4.1(b). Within thirty (30) days after Tenant gives to Landlord written notice of exercise of the extension option pursuant to Section 2.4 hereof, Landlord and Tenant shall simultaneously exchange proposals setting forth their opinions as to the market rent for the Premises for the Extension Term "Market Rent").
                                                            -----------
Landlord and Tenant shall negotiate in good faith until the later of: (X) fifteen (15) days after the exchange of proposals or (Y) the date which is ten
(10) months prior to the expiration of the Initial Term (such period being herein called the "Negotiation Period") to attempt to agree upon the Market
                   ------------------
Rent, and, in the course of such negotiations, each party may from time to time submit modified proposals to the other. If the parties agree upon the Market Rent prior to the determination of the arbitrator pursuant to Section 4.1(b)(ii) hereof, whether such agreement is reached during or after the Negotiation Period, the Market Rent shall be so agreed.

          (ii) If the parties are unable to agree upon the Market Rent for the Extension Term within the Negotiation Period then each party shall, upon selection of an arbitrator pursuant to Section 4.1 (b)(iii) hereof, simultaneously exchange and submit to the arbitrator for binding arbitration a proposal as to Market Rent for the Extension Term. "Market Rent" shall be determined as of the commencement of the Extension Period at the then current arms-length negotiated rentals being charged to new (or renewal tenants for renewals and extensions which do not have pre-negotiated contract rents) for comparable space in comparable buildings located in the Needham area, taking into account and giving effect to, in determining comparability, without limitation, such considerations as lease term, Base Years and the age, size, location, condition, and amenities of the Building. For purposes of such determination, the Premises shall be considered to be vacant and to be rented as a whole for its highest and best use with the degree of finishes and level of leasehold improvements then generally afforded as "building standard" by landlords in the Needham area. The arbitrator shall also consider and incorporate into the computation, the existing improvements to the Premises. Neither party shall be deemed under any compulsion to rent or lease space. The arbitrator shall not have the right to modify any other provision of the Lease except Base Rent. Within thirty (30) days after both parties have submitted such proposals to the arbitrator, the arbitrator shall select one of the proposals as more closely approximating the Market Rent appropriate for the applicable Extension Term, and, unless the parties have then agreed upon the Market Rent, the proposed Market Rent set forth in such proposal selected by the arbitrator shall be deemed to be the Market Rent for the Extension Term.

          (iii) If the parties are unable to agree upon the Market Rent within the Negotiation Period, then the parties shall, within fifteen (15) days after the end of the Negotiation Period (such fifteen (15) day period being herein called the "Selection Period"), attempt to agree upon an arbitrator to whom to
            ----------------
submit the determination of Market Rent for binding arbitration pursuant to
Section 4.1(b)(ii) hereof. If the parties are unable to agree upon an arbitrator within the Selection Period, then, at the end of the Selection Period, each party shall select an arbitrator and, within fifteen (15) days after the end of the Selection Period, the arbitrators shall agree upon an arbitrator to whom the determination of Market Rent shall be submitted for binding arbitration pursuant to Section 4.1(b)(ii) hereof. If such arbitrators are unable to agree promptly upon an arbitrator, an arbitrator shall be selected by the American Arbitration Association. Any arbitrator selected by either party, by the arbitrators selected by the parties or by the American Arbitration Association shall be independent of both parties and shall have such experience, either as a licensed real estate broker or salesperson or as an appraiser, as would qualify such arbitrator as an expert with respect to office leasing terms in Needham, Massachusetts. Such arbitrator shall make the determination required pursuant to
Section 4.1(b)(ii) within thirty (30) days of selection. The parties shall share equally the fees and expenses of the arbitrator to whom the determination of Market Rent is submitted. Landlord and Tenant shall each pay the fee of the arbitrator selected by it. In making its determination of Market Rent, the arbitrator shall not make any downward adjustment to account for any savings to be realized by Landlord with respect to leasing commissions or tenant improvements.

          (c) Base Rent for each Lease Year shall be payable in equal monthly installments of one-twelfth of the annual Base Rent for such Lease Year and shall be paid without offset for any reason, in advance, on the first day of each calendar month during the Lease Term following the Commencement Date. If the Commencement Date is not on the first day of a calendar month, Tenant shall pay, on or before the Commencement Date, a proportionate part of the Base Rent for the month in which the Commencement Date occurs based upon the annual Base Rent applicable to the first Lease Year, divided by 360 and then multiplied by the number of days in such month (including the Commencement Date) included in the Lease Term. Base Rent and Additional Rent shall be paid at Landlord's option, by either (i) an "electronic funds transfer" system arranged by and among Tenant, Tenant's bank and Landlord, or (ii) a check sent to Landlord's office, c/o Robert A. Schlager, or at such other place as Landlord shall from time to time designate in writing. If Tenant is using checks, rent checks shall be made payable to BHX, LLC, as Trustee of Crawford Realty Trust or to such other entity or trade-style as Landlord may designate from time to time in writing. The parties hereto acknowledge and agree that the obligations owing by Tenant under this Section 4.1 are rent reserved under this Lease, for all purposes hereunder, and are rent reserved within the meaning of
     Section 502(b)(6) of the Bankruptcy Code or any successor provision thereto.

     Section 4.2 Certain Additional Rent.  Tenant shall pay, without offset for
     -----------------------------------
any reason, all payments of Additional Rent payable by Tenant to Landlord hereunder. If Tenant fails to pay any Additional Rent, Landlord shall have all the rights and remedies for failure to pay Base Rent. The parties hereto acknowledge and agree that the obligations owing by Tenant under this Section
4.2 are rent reserved under this Lease, for all purposes hereunder, and are rent reserved within the meaning of Section 502(b)(6) of the Bankruptcy Code or any successor provision thereto.

     Section 4.3 Net Lease.  Landlord and Tenant intend that the rent payable
     ---------------------
under this Lease shall be net Base Rent and Additional Rent to Landlord as described herein during the Lease Term. Tenant shall pay all costs, expenses and obligations of every kind and nature whatsoever relating to the Premises and all expenses and obligations of every kind and nature whatsoever relating to the operation, maintenance, upkeep, replacement or repair of Landlord's Property in excess of the Operating Cost Base, Insurance Cost Base and Tax Base to the extent property includable in Operating Costs, Insurance Costs and Taxes as provided in this Lease, without any deduction or offset unless expressly provided otherwise herein.

     Section 4.4 Taxes.
     -----------------

          (a) Tenant shall pay to Landlord, as Additional Rent, an amount equal to Tenant's Tax Escalation as provided in the following sentence. Tenant's Tax Escalation shall be estimated in good faith by Landlord at the end of each Tax Fiscal Year, and thereafter be payable to Landlord in equal estimated monthly installments together with the payment of Base Rent, subject to readjustment when the actual amount of Taxes is determined. After readjustment, any shortage shall be due and payable by Tenant within 30 days of demand by Landlord and any excess shall, unless an Event of Default has occurred, be credited against future Additional Rent obligations, or refunded if the Lease Term has ended and Tenant has no further obligations to Landlord. If the taxing authority provides an estimated tax bill, then monthly installments of Taxes shall be based thereon until the final tax bill is ascertained. Landlord shall furnish to Tenant, upon Tenant's request, but not more than once in any year, a copy of the tax bill or any estimated tax bill.

          (b) If, after Tenant shall have made any payment under this Section 4.4, Landlord shall receive a refund (the "Refund") of any portion of the Taxes
                                          ---------
paid on account of any Tax Fiscal Year in which such payments shall have been made as a result of an abatement of such Taxes, by final determination of legal proceedings, settlement or otherwise ("Proceedings"), Landlord shall, within
                                       -----------
thirty (30) days after receiving the Refund, pay to Tenant (unless an Event of Default has occurred) an amount equal to (i) the lesser of (A) Tenant's Tax Escalation payments for such Tax Fiscal Year or (B) the Refund, which payment to Tenant shall be appropriately adjusted if Tenant's Tax Escalation covered a shorter period than covered by the Refund, less (ii) all expenses incurred by Landlord in connection with such Proceedings (including, but not limited to, attorneys' fees, costs and appraisers' fees). Landlord shall have sole control of all tax abatement proceedings. Tenant shall not receive any credit or refund in the event that the Taxes for any Tax Fiscal Year is less than the Tax Base.

          (c) If the Commencement Date of this Lease is not on July 1, or the expiration or termination of this Lease is not on June 30, Tenant's obligation in respect of Taxes shall be prorated. If the final tax bill for the Tax Fiscal Year in which such expiration or termination of this Lease occurs shall not have been received by Landlord, then within thirty (30) days after the receipt of the tax bill for such Tax Fiscal Year, Landlord and Tenant shall make appropriate adjustments of estimated payments.

          (d) Without limiting the generality of the foregoing, Tenant shall pay all rent and personal property taxes attributable to its signs or any other personal property including but not limited to its trade fixtures, the existing or any future floor coverings, wall treatments and light fixtures in the Premises.

     Section 4.5 Insurance Costs.  Tenant shall pay to Landlord, as Additional
     ---------------------------
Rent, an amount equal to Tenant's Insurance Cost Escalation. Tenant's Insurance Cost Escalation shall be estimated in good faith by Landlord at the end of each calendar year, and thereafter be payable in equal estimated monthly installments, together with the Base Rent, subject to readjustment from time to time as determined by Landlord and also when actual Insurance Costs are determined. After a readjustment, any shortage shall be due and payable by Tenant within 30 days of demand by Landlord and any excess shall, unless an Event of Default has occurred, be credited against future Additional Rent obligations, or refunded if the Lease Term has ended and Tenant has no further obligations to Landlord. Landlord shall provide Tenant upon request with reasonable supporting documentation for the Insurance Costs for the prior calendar year, provided that such request is received by Landlord within six (6) months after the end of the calendar year to which such Insurance Costs relate.

     Section 4.6 Operating Costs.  Tenant shall pay to Landlord, as Additional
     ---------------------------
Rent, an amount equal to Tenant's Operating Cost Escalation. Tenant's Operating Cost Escalation shall be estimated in good faith by Landlord at the end of each calendar year, and thereafter be payable in equal estimated monthly installments, together with the Base Rent, subject to readjustment from time to time as determined by Landlord and also when actual Operating Costs are determined. After a readjustment, any shortage shall be due and payable by Tenant within 30 days of demand by Landlord and any excess shall, unless an Event of Default has occurred, be credited against future Additional Rent obligations, or refunded if the Lease Term has ended and Tenant has no further obligations to Landlord. Landlord shall provide Tenant upon request with reasonable supporting documentation for the Operating Costs for the prior calendar year; provided that such request is received by Landlord within six (6) months after the end of the calendar year to which such Operating Costs relate.

     Section 4.7 Payment for Electricity.  Landlord shall cause the Premises to
     -----------------------------------
be separately metered or submetered for electrical use including, without limitation, with respect to all variable air volume ("VAV") boxes and pre-
                                                      ---
heaters, lighting and outlets serving the Premises. Except to the extent of amounts collected by Landlord from Tenant on account of Tenant's Electricity Costs, Tenant shall promptly pay all charges related to its use of electricity to the appropriate public utility.

     Section 4.8 Annual Statement: Tenant's Audit.  Subsequent to the Base Year
     ---------------------------------------------
and Base Tax Fiscal Year, Landlord shall provide one or more statements to Tenant setting forth the Operating Cost Base, Insurance Cost Base, and/or the Tax Base (each such statement being referred to hereinafter as a "Base
                                                                  ----
Statement"). Thereafter, with respect to each year during the Lease Term, Landlord-shall provide an annual statement of Operating Costs, Insurance Costs, and Taxes. Tenant shall have the right to audit each annual statement and the books and records relating thereto, by delivering a notice of its intention to perform such audit to Landlord within sixty (60) gays after receipt of such statement. Such audit may be performed at any time prior to the sixtieth (60") day following the date that Tenant gives such notice of audit (the "Audit
                                                                    -----
Deadline").  If Tenant wishes to receive a refund of any of Tenant's Operating
-----------
Cost Escalation, Insurance Cost Escalation, and/or Tenants Tax Escalation as a result of such audit, Tenant shall deliver to Landlord, no later than forty-five
(45) days after the Audit Deadline, a notice demanding such a refund, together with a statement of the grounds for each such demand and the amount of each proposed refund. The cost of any such audit shall be paid by Tenant, except that, if it is determined on the basis of any such audit that the amount of the Operating Costs, Insurance Costs, and Taxes was overstated in any such annual statement by more than five percent (5.0%), the reasonable cost of such audit, but in no event more than the amount by which Tenant was overcharged due to such overstatement, shall be paid or reimbursed to Tenant by Landlord. An overstatement shall not be deemed to exist due to a Refund. Any audit shall be performed by either (a) Tenant's regular employees or (b) a nationally recognized accounting firm whose compensation is not, directly or indirectly, contingent in whole or in part on the results of the audit.


                                   ARTICLE V
                                   ---------
                                USE OF PREMISES
                                ---------------

     Section 5.1 Permitted Use.  Tenant shall use and occupy the Premises only
     -------------------------
for the Permitted Use.

     Section 5.2 Restrictions on Use.  Tenant shall use the Premises in a
     ---------------------------
careful, safe and proper manner, shall not commit or suffer any waste on or about Landlord's Property, and shall not make any use of Landlord's Property which is prohibited by or contrary to any laws, rules, regulations, orders or requirements of public authorities, or which would cause a public or private nuisance. Tenant shall comply with and obey all laws, rules, regulations, orders and requirements of public authorities which in any way affect the use of Landlord's Property. Tenant, at its own expense, shall obtain any and all permits, approvals and licenses necessary for use of the Premises, except that Landlord shall obtain all building permits, approvals and certificates of occupancy required for Landlord's Work. Tenant shall not overload the floors or other structural parts of the Building; and shall not commit or suffer any act or thing an Landlord's Property which is illegal, offensive, dangerous, or which unreasonably disturbs other tenants. Tenant shall not do or permit to be done any act or thing on Landlord's Property which will invalidate or be in conflict with any insurance policies, or which will increase the rate of any insurance, covering the Building. If, because of Tenants failure to comply with the provisions of this Section or due to any use of the Premises or activity of Tenant in or about Landlord's Property, the Insurance Costs are increased, Tenant shall pay Landlord the amount of such increase caused by the failure of Tenant to comply with the provisions of this Section. Tenant shall cause any fire lanes in the front, sides and rear of the Building to be kept free of all parking associated with its business or occupancy and in compliance with all applicable regulations. Tenant shall conduct its business at all times so as not to annoy or be offensive to other tenants and occupants in Landlord's Property. Tenant shall not permit the emission of any objectionable noise or odor from the Premises and shall at its own cost install such extra sound-proofing or noise control systems and odor control systems, as may be needed to eliminate noise, vibrations and odors, if any, emanating from the Premises being heard, felt or smelled outside the Premises. Tenant shall not place any file cabinets bookcases, partitions, shelves or other furnishings or equipment in a location which abuts or blocks any windows.

     Section 5.3 Hazardous Materials.  Tenant in its use of the Premises will
     -------------------------------
not use, store, discharge, release, or permit the presence of any Hazardous Materials on Landlord's Property, except in minor quantities typically found in similar office buildings for typical office use in and in compliance with all applicable Environmental Laws.

                                  ARTICLE VI
                                  ----------
                             LANDLORD'S SERVICES
                             -------------------

     Section 6.1 Landlord's Services.  Landlord shall furnish to the Building
     -------------------------------
the services set forth below in this Section 6.1. subject to the conditions stated in this Lease. The cost of certain of these services are to be (i) paid by Tenant, as provided in this Lease, or (ii) included in Operating Costs, Insurance Costs or Taxes, as applicable and to the extent permitted under this Lease.

          (a)  Exterior of Building and Structure.  Landlord shall keep in good
               ----------------------------------
condition and repair the exterior and structural elements of the Building, including the roof, the utility lines and systems outside the Building (except to the extent those utility lines or systems are the property or responsibility of the applicable utility company) and the Parking Areas, landscaping and sidewalks on the Land.

          (b)  Systems.  Subject to Tenant's obligations under Section 7.9,
               -------
Landlord shall operate, maintain and repair the heating, ventilating and air conditioning system, the plumbing system and the electrical system (excluding lamps and ballasts) of the Building so that the same are in good and operational condition. Landlord shall provide heating and air conditioning services to the Premises to heat and cool the Premises at temperatures in accordance with ASHRAE standards in effect as of the date of the Lease during Business Hours. If Tenant desires heating or air conditioning services at the Premises at any time other than Business Hours, Landlord shall use reasonable efforts to arrange for such "after hours" heating or air conditioning service, and Tenant shall pay for such service as Additional Rent at an hourly rate of $50.00 (such payments shall constitute Other Additional Rent and shall be due and payable within 30 days after Landlord bills Tenant therefor).

          (c)  Water and Sewer.  Cold and hot water at standard Building
               ---------------
temperatures will be available for ordinary drinking, cleaning, sanitary and lavatory purposes.

          (d)  Elevator.  Landlord will provide one (1) automatic operatorless
               --------
elevator in the Building. Landlord shall operate, maintain and repair the elevator so that the same is in good and operational condition.

          (e)  Waste Removal. Landlord shall provide or arrange for ordinary and
               -------------
reasonable waste removal services for the Building. In the event that Landlord reasonably determines that Tenant's quantity of waste is excessive, or, in the event that Landlord deter-mines that Tenant's waste is other than waste generated by typical office use, Landlord may require that Tenant be responsible for disposing of its own waste.

          (f)  Janitorial Services and Window Cleaning.  Landlord shall supply
               ----------------------------------------
routine janitorial services for the Office Space and window cleaning for the Building comparable to that provided by the owners of comparable buildings in the Greater Boston area. Such services may be revised from time to time by Landlord in its sole discretion, but janitorial services shall in all events be provided five days a week except for Building holidays.

          (g)  Taxes. Landlord shall pay all Taxes levied upon or with respect
               -----
to Landlord's Property.

          (h)  Snow Plowing and Ice Sanding. Landlord shall provide snow plowing
               ----------------------------
and ice sanding services with respect to the Parking Areas and sidewalks comparable to that provided by the owners of comparable buildings in the Greater Boston area.

          (i)  Insurance.  Landlord shall procure and maintain in full force and
               ---------
effect fire, casualty and extended coverage insurance with respect to the Building, with vandalism and malicious mischief endorsements in an amount not less than the replacement value of the Building (excluding foundations and underground utilities), liability insurance with limits of not less than One Million Dollars per occurrence for bodily injury and property damage and Two Million Dollars annual aggregate, rent loss insurance and such other insurance upon or with respect to Landlord's Property as Landlord determines to be necessary, appropriate and/or desirable or is required by Landlord's lender, all with such limits of coverage as Landlord or Landlord's lender may deem necessary. appropriate and/or desirable.

     Section 6.2 Extraordinary Use.  Tenant acknowledges that the services to be
     -----------------------------
supplied by Landlord will be sufficient only for general office purposes. Any additional capacity or structural support, as determined by Landlord, needed for uses beyond ordinary office uses, shall be subject to Landlord's prior written approval, which approval shall be in Landlord's sole discretion, and all necessary equipment shall be installed and maintained at Tenant's sole expense.

     Section 6.3 Interruption; Delay.  Landlord shall have no responsibility or
     -------------------------------
liability for failure or interruption of any such repairs or services referred to in this Article VI, or for any interruption in utility services, caused by breakage, accident, strikes, repairs, inability after exercise of reasonable diligence to obtain supplies or otherwise furnish services, or for any cause or causes beyond the reasonable control of Landlord (but Landlord, in respect of those matters for which Landlord is responsible, will use reasonable efforts to restore such services or make such repairs as soon as possible), nor in any event for any indirect or consequential damages; and failure or omission on the part of Landlord to furnish such service or make such repair shall not be construed as an eviction of Tenant, nor, provided that Landlord is using reasonable efforts to restore such services or make such repairs in those circumstances where Landlord is obligated to do so, render Landlord liable in damages, nor entitle Tenant to an abatement of Base Rent or Additional Rent, nor release Tenant from the obligation to fulfill any of its covenants under this Lease, except as provided in Articles X and XI hereof with respect to eminent domain and damage by fire or other casualty.

     Section 6.4 Additional Services.  Should Tenant request any additional
     -------------------------------
services, or services beyond the noted hours for such services (other than "after hours" HVAC which is covered in Section 6.1(b)), Tenant agrees to pay to Landlord as Additional Rent therefor Landlord's costs for providing such service, plus an additional fifteen (15%) percent as an administrative fee, within thirty (30) days of Landlord's billing Tenant therefor.

     Section 6.5 Tenant's Right to Cure.  If Landlord shall be in material
     ----------------------------------
default under this Article VI, which default shall continue for thirty (30) days after the written notice thereof from Tenant to Landlord, then Tenant shall have the right, but not the obligation, to cure such default, in which event Landlord shall pay to Tenant within thirty (30) days after receipt of Tenant's demand therefor (accompanied by invoices and other information reasonably acceptable to Landlord documenting such costs), the reasonable out-of-pocket third party costs incurred by Tenant to cure such default, provided, however, if such fault is not reasonably susceptible of being cured within such thirty (30) day period, then, as long as Landlord shall commence the curing thereof within such thirty (30) day time period and is proceeding with due diligence to cure the same, Tenant shall not have the aforesaid right and provided further, that, in the event of an emergency, then the cure period shall be shortened to such time period after notice from Tenant to Landlord as may be reasonable under the circumstances. Notwithstanding anything to the contrary in this Lease. Tenant shall not be entitled to cure a default under Sections 9.5 and 12.1 (j).

     Section 6.6 Exoneration and Indemnification.  Landlord will exonerate,
     -------------------------------------------
indemnify, defend, save and hold harmless Tenant (and any and all Persons claiming by, through or under Tenant, from and against all claims, damages, proceedings, defenses thereof, liabilities, costs, and expenses of any kind and nature, including reasonable legal fees, arising from: (a) any breach of this Lease by Landlord (but not any breach by a prior landlord) and/or (b) any act, wrongful omission or negligence of Landlord (but not any act, omission or negligence of any prior landlord). Under no circumstances shall Landlord be responsible to Tenant or any other Person for the acts or omissions of any tenant of Landlord's Property or any Invitee of any tenant. This exoneration, indemnification and hold harmless agreement shall survive the termination of this Lease. Under no circumstances shall any landlord have any liability or obligation under this Section for (i) any breach of this Lease by any predecessor or (ii) any act, omission or negligence of any predecessor.


                                  ARTICLE VII
                                  -----------
                         CERTAIN OBLIGATIONS OF TENANT
                         -----------------------------

     Section 7.1 Rent.  Tenant will promptly pay the Base Rent and Additional
     ----------------
Rent, including without limitation any and all fees, charges, expenses, fines, assessments or other sums payable by Tenant to Landlord (or to the applicable provider of utilities) at the time and in the manner provided for in this Lease, all of which shall be deemed to be obligations to pay Base Rent or Additional Rent.

     Section 7.2 Utilities.  Except for Tenant's Electricity Costs, Tenant shall
     ---------------------
pay for all utility usage as a part of Tenant's Operating Cost Escalation. Tenant agrees that its use of electric current shall never exceed the capacity of existing feeders, risers and wiring installations in the Building. Without limiting the foregoing, Tenant shall not connect to the electrical distribution system anything other than normal office equipment (which includes computers, fax machines, printers and copiers). Tenant shall not make or perform any alterations to wiring, installations, lighting fixtures or other electrical facilities in any manner without the prior written consent of Landlord, which consent shall be in Landlord's sole discretion. Any risers or wiring to meet Tenant's excess electrical requirements, if requested by Tenant and approved by Landlord, will be installed by Landlord at Tenants expense.

     Section 7.3 No Waste.  Tenant shall not overload, damage or deface the
     --------------------
Premises nor shall it suffer or permit the same to be done, nor shall it commit any waste. Tenant shall initiate and carry out a program of regular maintenance and repair of the Premises so as to impede, to the extent possible, deterioration by ordinary wear and tear.

     Section 7.4 Maintenance; Repairs, and Yield-Up.  Subject to Landlord's
     ----------------------------------------------
obligations under Section 6.1, Tenant agrees that from the Commencement Date until the end of the Lease Term and during any holdover, it will keep the Premises and any improvements placed an Landlord's Property by Tenant neat and clean and maintain the same in substantially the same repair and condition as such were in on the Commencement Date (or the date on which installation of same was completed, as applicable), except for reasonable wear and tear, damage by fire or other casualty or taking by eminent domain. Tenants obligation to so maintain and repair the Premises and any improvements placed on Landlord's Property by Tenant shall apply to all interior areas of the Premises, including, without limitation, all doors, interior glass, fixtures, interior walls, floors and ceilings. Nothing contained in this Section 7.4 shall place any obligation an Tenant to maintain or repair the exterior of the Building, the systems serving the Building or the structure of the Building; provided, however, that Tenant may be responsible for the costs incurred by Landlord in connection therewith to the extent that such costs are properly included in Operating Costs. At the end of the Lease Term or sooner termination of this Lease, Tenant shall peaceably surrender and deliver up the Premises to Landlord (and (i) having first removed, at Tenant's sole cost and expense, any or all erections, alterations and additions made to or upon the Premises as may be designated by Landlord and restoring the Premises to the condition required above, and (ii) leaving all erections, alterations and additions to the Premises which Landlord designates to remain in good repair and condition, except for reasonable wear and tear, damage by fire or other casualty and taking by eminent domain), broom clean, with all utilities safely capped, and in good repair and condition, and removing all signs and lettering and all personal property, goods and effects belonging to Tenant or anyone claiming through or under Tenant. Nothing contained herein shall be deemed to require Tenant to remove Landlord's Work at the end of the Lease Term, it being agreed that Tenant shall have no right nor obligation to remove the same. Without limiting the generality of the foregoing, Tenant shall be responsible for the replacement of lamps and ballasts in the Building at Tenant's cost. Tenant shall cause all maintenance and repair work to conform to applicable governmental laws, rules, regulations, orders and requirements of public authorities. Subject to Landlord's performance of its obligations under Section 6.1(f), Tenant shall keep the Premises clear of all filth, trash and refuse. If Tenant fails to perform Tenant's obligations under the above provisions of this Section, then Landlord will have the right (but not the obligation), without waiving any default by Tenant, to cause such obligations to be performed upon not less than ten (10) days prior written notice to Tenant (or a shorter period of prior written notice, or a contemporaneous written notice, if appropriate in Landlord's judgment in light of the nature of Tenant's obligations to be performed), and if Landlord causes any of such obligations to be performed, the costs and expenses reasonably incurred by Landlord in connection therewith shall be due and payable by Tenant to Landlord as Additional Rent upon demand.

     Section 7.5 Alterations by Tenant.  Tenant will not make any alteration in,
     ---------------------------------
or addition to, the Premises without first obtaining, on each occasion, Landlord's consent in writing, which consent shall not be unreasonably withheld or delayed, and then only at Tenants expense and in a lawful manner and upon such terms and conditions as Landlord, by such writing, shall reasonably approve, which shall include, without limitation, (a) maintenance of insurance in form and substance reasonably satisfactory to Landlord and (b) compliance with Sections 7.9 and 7.11. Any such alteration or addition shall be consistent in appearance with the rest of the Building and Landlord's Property and shall be made only after duly obtaining (and providing to Landlord copies of) all required permits and licenses from all governmental authorities. Tenant will deliver to Landlord in writing a schedule setting forth the details and location of all such proposed alterations or additions and detailed plans and specifications. The contractor(s) performing the work shall be subject to Landlord's approval, which approval shall not be unreasonably withheld or delayed. If required by Landlord, Tenant shall provide a statutory lien bond with respect to such work. All approved repairs, installations, alterations, additions or other improvements made by Tenant shall be made in a good and workmanlike manner. Tenant Invitees shall be given such reasonable access to other portions of the Building and the mechanical systems as may be necessary or appropriate to perform such work. Both during and after the performance of any such work, Landlord shall have free access to any and all mechanical installations in the Premises, including, but not limited to, air conditioning, fans, ventilating systems, machine rooms and electrical closets; and Tenant agrees not to construct or permit the installation of partitions and/or other obstructions in the Premises which might interfere with Landlord's free access to the Premises or Building, or impede the free flow of air to and from air vents and other portions of the heating, ventilating and air conditioning systems in the Building. Unless Landlord elects otherwise, all installations, alterations, additions or improvements in or to the Premises shall be the property of Landlord and shall remain upon, and be surrendered with, the Premises at the end of the Lease Term or sooner termination of this Lease.

     Section 7.6 Trade Fixtures and Equipment.  Any trade fixtures and equipment
     ----------------------------------------
installed in, or attached to, the Premises by, and at the expense of, Tenant, shall remain the property of Tenant. Tenant shall have the right, at any time and from time to time during the Lease Term, to remove any and all of its trade fixtures, which it may have installed in, or attached to, the Premises, during the Lease Term. In addition, at the end of the Lease Term or sooner termination of this Lease, Tenant shall remove all of Tenant's trade fixtures and all floor coverings and wait treatments installed by Tenant unless Landlord gives Tenant a written waiver for same. At any time that Tenant removes its trade fixtures, Tenant shall promptly repair Landlord's Property as a result of any damage to, or destruction of, Landlord's Property caused by the removal of its trade fixtures.

     Section 7.7 Compliance with Laws.  Tenant, in its use of the Premises and
     --------------------------------
at its sole expense, shall comply with all laws, orders and regulations of Federal, State, County and Town authorities, and with any direction of any public officer or officers, pursuant to law, including, without limitation, all Legal Requirements related to the use, storage, discharge, release, removal or existence of Hazardous Materials. Tenant agrees that the Premises shall be kept in a sanitary and safe condition in accordance with all applicable Federal and State laws and the by-laws, rules, regulations and ordinances of the Town of Needham, and in accordance with all directions, rules and regulations of the Health Officer, Fire Marshall, Building Inspector and other proper officers of the governmental agencies having jurisdiction thereover. Notwithstanding the foregoing, Landlord shall be responsible for delivering Landlord's Property in compliance with applicable laws, orders and regulations and for maintaining Landlord's Property in compliance therewith, the cost of maintaining such compliance to be included as part of Operating Costs in accordance with the provisions of this Lease, including without limitation, Section 4.6.

     Section 7.8 Contents at Tenant's Risk.  All inventory, equipment, goods,
     -------------------------------------
merchandise, furniture, fixtures and property of every kind which may be on or about the Premises shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the use or abuse of water or by the leaking or bursting of water pipes, or by rising water, or by roof or other structural leak, or in any other way or manner, no part of such loss or damage shall be charged to or borne by Landlord in any case whatsoever, except that to the extent required by applicable Massachusetts law, the foregoing shall not exculpate the Landlord from its own negligent acts or omissions or willful misconduct. Tenant agrees to maintain full and adequate insurance coverage on all of its property at the Premises and in the remainder of Landlord's Property, including physical damage, theft and business interruption insurance, or Tenant shall be a self-insurer thereof, in which case Tenant shall so advise Landlord in writing and shall be fully responsible for all such damage, and shall indemnify and save harmless Landlord from any loss, cost, expense, damage or liability resulting from Tenant's failure to have such insurance as required in this Lease. Such insurance an Tenant's property shall contain a waiver of subrogation cause in favor of Landlord, or shall name Landlord as an additional insured for the sole purpose of preventing a subrogation claim against Landlord. If Tenant is a self-insurer, in whole or in part, Landlord shall be entitled to the same benefits it would have enjoyed had insurance covering the loss in full with a waiver of subrogation clause been in effect, or as if the Landlord has been named on insurance covering the loss in full as an additional insured for the purpose of preventing a subrogation claim.

     Section 7.9 Exoneration: Indemnification and Insurance.  Tenant will
     ------------------------------------------------------
exonerate, indemnify, defend, save and hold harmless Landlord (and any and all Persons claiming by, through or under Landlord) from and against all claims, proceedings, defenses thereof, liabilities, costs, and expenses of any kind and nature, including legal fees, arising from: (i) any breach of this Lease by Tenant or any Tenant invitee or other Person claiming by, through or under Tenant; and/or (ii) any act, omission or negligence of any Tenant invitee, or arising from any accident, injury or damage occurring in, on or about Landlord's Property, which such accident, damage or injury results or is claimed to have resulted from the negligence or misconduct on the part of any Tenant invitee. This exoneration, indemnification and hold harmless agreement shall survive the termination of this Lease.

     From and after any pre-term occupancy by Tenant, if any allowed by Landlord, and thereafter during the Lease Term and any period of holding over, Tenant shall maintain in full force and effect a policy of commercial general liability insurance under which Landlord (and its designees) and Landlord's mortgagee(s) (whose names are provided to Tenant) are named as additional insureds. Each such policy shall be non-cancelable with respect to Landlord without thirty (30) days prior written notice to Landlord (except for cancellation for non-payment of premiums, in which case notice shall be ten (10)
days) and Tenant shall deliver to Landlord prior to any pre-term occupancy, prior to the Commencement Date and thereafter at least thirty (30) days prior to the expiration of any then effective coverage a satisfactory written certificate of insurance coverages or the renewal or replacement of such coverages. The minimum limits of liability of such insurance shall be One Million Dollars ($1,000,000.00) combined single limits for bodily injury and property damage, each occurrence, and One Million Dollars ($1,000,000.00) limits for personal injury, together with an overall umbrella coverage of an additional One Million Dollars ($1,000.000.00). Tenant shall not permit any contractor to do any work at or furnish any materials to be incorporated into the Premises without first delivering to Landlord satisfactory evidence of the Contractors commercial general liability insurance, worker's compensation insurance, automobile insurance and statutory lien bonds each reasonably acceptable to Landlord and complying with any insurance specifications provided by Landlord. All insurance requirements imposed upon Tenant or its contractors under this Lease shall be subject to the further requirement that the forms of coverage and the insurers providing the insurance be licensed in the Commonwealth of Massachusetts, be in sound financial condition, carry an A+ or better Best's rating, and be reasonably acceptable to Landlord. Tenant agrees that Landlord shall not be responsible or liable to Tenant, or to those Persons claiming by, through or under Tenant, for any loss or damage that may be occasioned by or through the acts or omissions of Persons occupying or using adjoining premises or any part of Landlord's Property, or otherwise, or for any loss or damage resulting to Tenant or those Persons claiming by, through or under Tenant, or its or their property, except that to the extent required by applicable Massachusetts law, the foregoing shall not exculpate the Landlord from acts of its own negligence or willful misconduct.

     Section 7.10 Landlord's Access.  Upon reasonable advance notice (except in
     ------------------------------
case of emergency), Landlord and its representatives shall have the right without charge to it and without reduction in Base Rent or Additional Rent, at reasonable times and in such manner as shall not unreasonably interfere with Tenant's business, to enter the Premises for any reasonable purpose (including, without limitation, showing the Premises to prospective purchasers, tenants and lenders) and, if Landlord so elects, to make entry for the purpose of investigating repair or maintenance problems and to make such repairs or changes as Landlord deems advisable, and to maintain, use, repair, replace, relocate or introduce pipes, ducts, wires, meters and any other Landlord's fixtures serving or to serve the Premises or other parts of Landlord's Property, or to maintain or repair any portion of Landlord's Property, and, in case of an emergency, whether resulting from circumstances in the Premises or elsewhere in Landlord's Property, Landlord or its representatives may enter the Premises (forcibly, if necessary) at any time to take such measures as may be needed to cope with such emergency. Such access shall include, but not be limited to, the right to open floors, walls, ceilings, and building systems for the foregoing purposes. Landlord may place "For Lease", "For Rent" and/or "For Sale" signs on Landlord's Property. Any exercise of Landlord's rights under this Section 7.10 shall be conducted at such times and in such manner as to minimize, to the extent reasonable, any interference with Tenant's operations and shall be diligently pursued to completion. Any relocation or introduction of pipes, ducts, wires, meters and/or other fixtures shall, to the extent reasonably practical, be undertaken so as to minimize any loss of usable area in the Premises.

     Section 7.11 No Liens.  Tenant shall not permit any mechanics', laborers'
     ---------------------
or materialmen's liens to stand against Landlord's Property or Tenant's interest in the Premises, this Lease, or the estate created hereby for any labor or materials furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed in or on the Premises by or at the direction or sufferance of Tenant.

Landlord may condition the right of Tenant to do Tenant's work or to do any other work which could result in a lien upon Landlord's Property or Tenant's interests in the Premises, this Lease, or the estate created hereby on the delivery and recording of statutory lien bonds or indemnities satisfactory to Landlord.

     Section 7.12 Compliance with Rules and Regulations.  Tenant covenants that
     --------------------------------------------------
all Tenant Invitees will comply with the Rules and Regulations and all other reasonable rules and regulations as Landlord may from time to time hereafter promulgate to regulate the conduct Generally of all the tenants of Landlord's Property. Landlord, however, shall have the reasonable right to change said rules and regulations and to waive any one or more of them in the case of any one or more tenants.

                                 ARTICLE VIII
                                 ------------
                           SUBLETTING AND ASSIGNMENT
                           -------------------------

     Section 8.1 Subletting and Assignment.
     -------------------------------------

          (a) Except as hereinafter set forth, Tenant shall not assign, mortgage, pledge or encumber this Lease nor sublet all or any part of the Premises, nor permit or allow the use of all or any part of the Premises by third party users, such as concessionaires, without, on each occasion, obtaining Landlord's written consent thereto, which consent may be granted, conditionally granted or withheld at Landlord's discretion for any reason or no reason. As used herein, the term "assign' or `assignment' shall be deemed to include, without limitation: (i) any transfer of Tenants interest in this Lease by operation of law and/or the merger or consolidation of Tenant with or into any other firm or corporation; or (ii) the transfer or sale of a controlling interest in Tenant (whether in a single transaction or series of transactions) whether by sale of its capital stock or otherwise.

          (b) (i) Notwithstanding anything to the contrary in Section 8.1 (a), Landlord will not unreasonably withhold, condition or delay its consent to any sublease of all or any part of the Premises, so long as (A) the sublease will not violate the terms of (1) any lease affecting the Landlord's Property or (2) any agreement, instrument, law, rule, regulation or requirement which is binding upon Landlord and/or the Landlord's Property; (B) the subtenant and its proposed use is of a character consistent with the operation of a first class office building; (C) the subtenant's proposed use is as offices and is permitted under the terms of this Lease; (D) the subtenant is qualified to do business in the Commonwealth of Massachusetts and has all applicable permits and licenses to do business; (E) Tenant pays to Landlord all of Landlord's reasonable expenses arising out of such sublease: (F) there does not then exist an Event of Default and no Event of Default will be created as a result of the proposed sublease or, the proposed use by the subtenant,, (G) there are not more than a total of two
(2) subtenants, including the proposed subtenant under the proposed sublease, in occupancy of the Premises or portions thereof; (H) the proposed sublease prohibits any assignment of the sublease or any sub-sublease of any portion of the Premises without the prior written consent of Landlord, which consent may be granted or denied in Landlord's sole discretion; and (1) each of Landlord's mortgagees has consented to such sublease if such mortgagee's consent is required pursuant to the terms of the applicable financing documents.

               (ii) Notwithstanding anything to the contrary in Section 8.1(a), but subject to the requirements set forth below in this paragraph, Landlord's consent shall not be required to an assignment of this Lease to (A) any entity which controls the legal and beneficial ownership of Tenant, (B) any entity controlled by, or under common control with, Tenant, (C) any corporation resulting from a merger or consolidation with Tenant, or (D) an entity acquiring all or substantially all of Tenant's assets, so long as, in each instance under any of clauses (A) through (D) above: (1) Tenant shall give Landlord at least thirty (30) days prior written notice of such proposed assignment together with the name and address of the proposed assignee, information concerning the terms and provisions upon which the proposed assignment is to be made, copies of all documents evidencing or setting forth the terms of the transaction and all other information as reasonably requested by Landlord, (2) there is no change in the use of the Premises; (3) Tenant is the surviving corporation in any merger or consolidation, or, if Tenant is not the surviving corporation, the surviving corporation assumes all of the obligations of Tenant under this Lease by executing an assignment and assumption agreement with respect to this Lease in form and substance satisfactory to Landlord; (4) the assignee has a tangible net worth (i.e., book value, determined in accordance with generally accepted accounting principles, consistently applied, less all intangible assets) on the date of such assignment not less than $5,000,000.00; (5) the assignee is qualified to do business in the Commonwealth of Massachusetts and has all applicable permits and licenses to do business from the Premises: (6) Tenant pays to Landlord all of Landlord's reasonable expenses arising out of such assignment-, and (7) there does not then exist an Event of Default and no Event of Default will be created as a result of the proposed assignment or the proposed use by the assignee.

          (c) In the event of an assignment of this Lease or sublease of all or any part of the Premises by Tenant, Tenant and any Guarantor shall remain primarily liable jointly and severally with the assignee or subtenant for the payment of any and all Base Rent and Additional Rent which may become due by the terms of this Lease and for the performance of all covenants, agreements and conditions on the part of Tenant to be performed hereunder and, if required by Landlord, Tenant and any Guarantor shall execute an instrument confirming the foregoing. No assignment of this Lease shall be effective unless and until the assignee (x) executes and delivers to Landlord an agreement, in form and substance satisfactory to Landlord, pursuant to which such assignee assumes all of the obligations of Tenant under this Lease and (y) delivers to Landlord evidence, in form and substance satisfactory to Landlord, of the insurance coverages required to be maintained by Tenant under this Lease. No sublease of all or any portion of the Premises shall be effective unless and until (i) the sublessee and the Tenant execute and deliver to Landlord an agreement, in Landlord's standard form, pursuant to which, inter alia, such sublessee (A)
                                             ----- ----
assumes all of the obligations of the Tenant under this Lease, (B) agrees to execute and deliver such estoppel certificates and subordination agreements as may be required by Landlord, (C) acknowledges that Landlord has no obligations to sublessee under this Lease, the sublease or otherwise and (D) agrees to maintain the same insurance coverages as the insurance coverages which Tenant is required to maintain under this Lease and to provide evidence thereof satisfactory to Landlord when requested,, and (ii) the sublessee delivers to Landlord evidence, in form and substance, satisfactory to Landlord, of the insurance coverages required to be maintained by such sublessee under the agreement referenced in clause (i) above. No modification of the terms of this Lease or any course of dealing between Landlord and any assignee or sublessee of Tenant's interest herein shall operate to release or impair Tenant's obligations under this Lease or the obligations of any Guarantor.

          (d) Tenant shall pay to Landlord fifty percent (50%) of any rent received as a result of any assignment or sublease which exceeds the rental payable hereunder for the same time period on a per square foot basis after deducting the actual direct out-of-pocket, third-party costs which are incurred by Tenant for leasing commissions and additional tenant improvements paid in connection with such assignment or sublease, and (ii) documented to Landlord's reasonable satisfaction by invoices, contracts, canceled checks and the like.

          (e)  Notwithstanding anything to the contrary contained in this
Section 8.1 or other provisions of this Lease, in the event that Tenant seeks Landlord's consent to an assignment of this Lease or a sublease of all or any part of the Premises other than pursuant to Section 8.1(b)(i), then, in any such event, Landlord, at its option, may, upon not less than ten (10) days notice from Tenant's request, terminate this Lease (or if the request is for a sublease of less than all of the Premises, at Landlord's option, Landlord may terminate this Lease as to the portion requested to be sublet and Landlord and Tenant shall execute an appropriate amendment to this Lease to modify the Premises and to adjust the Base Rent and other Lease terms) (the "Landlord's Termination Notice"). In such event, Landlord may enter into a new lease with the proposed assignee or sublessee or any other party an any terms and provisions acceptable to Landlord in Landlord's sole discretion for the Premises, and (provided that Tenant vacates the Premises or applicable portion thereof and leaves the Premises or said portion thereof in the condition required under this Lease), Tenant shall have no further liability under this Lease for the portion of the Premises released from this Lease except for any liability arising prior to such termination and those obligations which expressly survive termination (including, but not limited to, Tenant's obligations under Section 7.9). Notwithstanding the foregoing, if Landlord exercised its right to terminate with respect to all or a portion of the Premises, Tenant shall have the right to rescind its request for consent to an assignment of this Lease or a sublease of all or any part of the Premises by giving written notice to Landlord within ten
(10) days of the date of Landlord's Termination Notice and such Landlord's Termination Notice shall be deemed void and this Lease shall remain in full force and effect in accordance with its terms.

          (f) Tenant shall not enter into any arrangements with any subtenant or assignee to circumvent, or which has the effect of circumventing, (i) its obligation to share rents received from a sublease or assignment, or (ii) any of the other provisions of this Section 8.1.

                                  ARTICLE IX
                                  ----------
        RIGHTS OF MORTGAGEES AND GROUND LESSORS; ESTOPPEL CERTIFICATES
        --------------------------------------------------------------

     Section 9.1 Subordination to Mortgages and Ground Leases.  Tenant agrees
     --------------------------------------------------------
that this Lease is and shall be and remain subordinate to the lien of any present or future mortgage or mortgages, or ground lease, upon Landlord's Property, irrespective of the time of execution or time of recording of any such mortgage or mortgages, or ground lease, and to all renewals, extensions, and modifications therefor or amendments thereto, provided that the holder of such mortgage or ground lease enters into a non-disturbance agreement consistent with this Article IX. Tenant agrees that it will, upon ten (10) days' advance written request from Landlord or any holder of a mortgage on all or a portion of Landlord's Property or the ground lessor thereof, execute, acknowledge, and deliver any and all instruments reasonably deemed necessary or desirable by Landlord, or such holder to give effect to, or notice of, such subordination and non-disturbance agreement. Upon ten (10) days' written request from Landlord, any holder of a mortgage or ground lease an Landlord's Property or any successor in interest to Landlord, whether by purchase, foreclosure, deed in lieu of foreclosure or otherwise, Tenant and such holder shall enter into an attornment and non-disturbance agreement, in the form requested by such party, with such party.

     Section 9.2 Lease Superior at Mortgagee's or Ground Lessor's Election.
     ---------------------------------------------------------------------
At the request in writing of any mortgagee, or ground lessor, of Landlord's Property, this Lease shall be deemed superior to such mortgage, or ground lease, whether this Lease was executed before or after such mortgage, or ground lease, and Tenant shall execute such documents to effect the foregoing in recordable form as such mortgagee, or ground lessor, shall reasonably request.

     Section 9.3 Notice to Mortgagee and Ground Lessor.  Upon receipt of a
     -------------------------------------------------
written request from Landlord or any holder of a mortgage, on all or any part of Landlord's Property, or the ground lessor thereof, Tenant will thereafter send any such holder copies of all notices (including, but not limited to, notices of default or termination) given by Tenant to Landlord in accordance with any provision of this Lease. In the event of any failure by Landlord to perform, fulfill or observe any agreement by Landlord herein or any breach by Landlord of any representation or warranty of Landlord herein. any such holder may at its election cure such failure or breach for and on behalf of Landlord within twenty
(20) business days after the time provided herein for Landlord to cure the same or such longer period as may be reasonably necessary to cure the default.

     Section 9.4 Limitations on Obligations of Mortgagees, around Lessors and
     ------------------------------------------------------------------------
Successors.  Tenant agrees that the holder of a mortgage or ground lease or any
----------
successor-in-interest to any of them or to Landlord shall not be: (a) bound by any payment of an installment of Base Rent or Additional Rent which may have been made more than 30 days before the due date of such installment; (b) bound by any amendment or modification to this Lease made without the consent of the holder of a mortgage or ground lease or such successor in interest, (c) liable for any previous act or omission of Landlord (or its predecessors in interest),
(d) responsible for any monies owing by Landlord to the credit of Tenant or subject to any credits, offsets, claims, counterclaims, demands or defenses which Tenant may have against Landlord (or any of its predecessors in interest);
(e) bound by any covenant to undertake or complete any construction of the Premises or any portion thereof; or (f) obligated to make any payment to Tenant other than any security deposit actually delivered to holder of a mortgage or ground lease or such successor in interest. Further, Tenant agrees that it will not seek to terminate this Lease by reason of any act or omission of Landlord until Tenant shall have given written notice of such act or omission to the holder of such mortgage or ground lease (at such holder's last address furnished to Tenant) and following the giving of such notice such holder shall have the right, but shall not be obligated, to remedy such act or omission within twenty
(20) business days after the time period provided for in this Lease for Landlord to cure the same or such longer period as may be reasonably necessary to cure the same. Tenant shall enter into a written agreement confirming the foregoing from time to time upon written request from Landlord and/or the holder of a mortgage or ground lease on Landlord's Property.

     Section 9.5 Estoppel Certificate By Tenant and Information Concerning
     ---------------------------------------------------------------------
Tenant.  Tenant agrees, at any time and from time to time, within ten (10) days
------
after written request by Landlord or any holder of a mortgage on all or a portion of Landlord's Property or the ground lessor thereof, (a) to execute, acknowledge and deliver to Landlord a statement in writing certifying that (except may be otherwise specified by Tenant): (i) this Lease is presently in full force and effect and unmodified; (ii) Tenant has accepted possession of the Premises; (iii) any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; (iv) no rent under this Lease has been paid more than 30 days in advance of its due date; (v) the addresses for notices to be sent to Tenant is as set forth in this Lease or as specified in such certificates (vi) Tenant as of the date of executing the certificate has no charge, lien or claim of offset under this Lease, or otherwise, against rents or other charges due or to become due hereunder, (vii) Tenant is not in default under this Lease; (viii) to the best of Tenant's knowledge, Landlord is not in default of this Lease; and (ix) such other information as Landlord may reasonably request about this Lease or Tenant's occupancy; and (b) to deliver information in form satisfactory to Landlord and such holder or ground lessor concerning Tenants operations, including but not limited to historic and current financial statements of Tenant, provided that,
(i) at any time during which the shares of Tenants stock are publicly traded on a recognized stock exchange, such information shall be limited to information Tenant makes publicly available (including, without limitation, filings with the Securities and Exchange Commission); and (ii) during the pendency of any public offering of the shares of Tenant's stock, Tenant shall only be required to deliver information that can be made available by Tenant in accordance with applicable law.


                                   ARTICLE X
                                   ---------
                                   CASUALTY
                                   --------

     Section 10.1 Damage From Casualty.  In the event that the Premises are
     ---------------------------------
damaged in whole or in part by fire or other casualty, Tenant shall promptly notify Landlord thereof. If following the execution hereof and prior to the expiration of the Lease Term the Premises shall be damaged or destroyed in whole or in part by fire or other casualty, this Lease shall, except as hereinafter provided in this Article X, remain in full force and effect and Landlord shall, upon notice of such damage from Tenant and proceeding with reasonable dispatch, repair or rebuild the Premises (exclusive of Tenants Work and any alterations or improvements, other than Landlord's Work, made by or on behalf of Tenant) to substantially their condition immediately prior to the time of such damage or destruction (subject, however, to zoning laws and building codes then in existence), but Landlord shall not be responsible for any Excusable Delay. including any delay which may result by reason of adjustment of insurance claims or collection of insurance proceeds, nor shall Landlord be obligated to commence repair or restoration work prior to receipt of sufficient insurance proceeds, nor shall Landlord be required to expend sums in excess of "net recovered insurance proceeds. The term "net recovered insurance proceeds" shall mean the
                                   ----------------------------
amount of any insurance proceeds actually recovered by Landlord, less the cost of obtaining the same (including attorneys' fees and appraisal fees) and less the amount thereof required to be paid to a mortgagee or ground lessor, plus the amount of any insurance deductible. Subject to the terms of this Lease, Tenant shall concurrently repair or restore so much of the Premises (a) as were constructed by Tenant or (b) are the responsibility of Tenant under this Lease and shall repair and restore its fixtures and personal property.

     Section 10.2 Abatement of Rent.  In the event that the provisions of
     ------------------------------
Section 10.1 shall become applicable, the Base Rent, Tenant's Tax Escalation, Tenant's Insurance, Escalation and Tenant's Operating Cost Escalation shall be abated or reduced proportionately during any period in which, by reason of any such damage or destruction, there is interference, as reasonably determined by Landlord, with the operation of the business of Tenant in the Premises, having regard to the extent to which Tenant may be required to discontinue its business in the Premises, and such abatement or reduction shall continue (but may be adjusted from time to time based on the extent of the interference with Tenant's operations as reasonably determined by Landlord) for the period commencing with such destruction or damage and ending with the substantial completion by Landlord of such work, repair and/or reconstruction as Landlord may do.

     Section 10.3 Limitation on Landlord's and Tenant's Obligations.  Landlord
     --------------------------------------------------------------
and Tenant shall not be obligated to do any repair or restoration work if Landlord or Tenant elects to terminate this Lease as provided for in this
Article X.

     Section 10.4 Landlord's Right to Terminate.  Notwithstanding the
     ------------------------------------------
foregoing, Landlord may terminate this Lease following: (a) damage or destruction to the Premises to the extent of thirty percent (30%) or more of the cost of replacement thereof; or (b) the refusal of the applicable insurance carrier to pay funds sufficient for the cost to repair or replace or the refusal of any applicable mortgagee or ground lessor to release the insurance proceeds for such purposes. Landlord may exercise the right to so terminate this Lease by written notice to Tenant given within sixty (60) days after the date of the damage or sixty (60) days after the date Landlord receives written notice of such damage, whichever is later. Such notice of termination shall be effective on the date thereof.

     Section 10.5 Tenant's Right to Terminate.  If the Premises are damaged by
     ----------------------------------------
fire or other casualty and (a) Landlord does not elect, by notice to Tenant given within sixty (60) days after Tenant's written notice of such damage or destruction is received by Landlord, to substantially repair or restore the same to their former condition (excluding those portions which consist of the Tenant's Work or other alterations or improvements, other than Landlord's Work, made by or on behalf of Tenant), (b) the damage or destruction is such that restoration of the Premises cannot, in the opinion of Landlord upon consultation with Landlord's Architect, be completed within nine (9) months of the date of such damage or destruction or (c) Landlord, having elected to restore, fails to do so within said nine (9) month period, as the same may be extended due to Excusable Delay, then, in any of such events, Tenant may thereafter terminate this Lease upon sixty (60) days prior written notice to Landlord unless such repair or restoration is substantially completed within such 60-day period.

                                  ARTICLE XI
                                  ----------
                                EMINENT DOMAIN
                                --------------

     Section 11.1 Eminent Domain, Right to Terminate and Abatement in Rent.  If
     ---------------------------------------------------------------------
the Premises or any part thereof, or the whole or any substantial part of Landlord's Property, shall be taken, or if a conveyance shall be made in anticipation thereof, for any street or other public use, by action of the municipal, state, federal or other authorities, or shall receive any substantial direct or consequential damage for which Landlord or Tenant shall be entitled to compensation by reason of anything lawfully done in pursuance of any public authority, after the execution hereof and before the expiration of the Lease Term, then this Lease and the Lease Term shall terminate at the election of Landlord (such termination to be effective upon the date of taking), and such election may be made in case of any such taking notwithstanding the entire interest of Landlord may have been divested by such taking; and if Landlord does not so elect, then in case of any such taking or destruction of, or damage to, the Premises, rendering the same or any part thereof unfit for use and occupation, a just proportion of the Base Rent hereinbefore reserved according to the nature and extent of the injury sustained by the Premises as determined by Landlord, shall be suspended or abated until the Premises or, in case of such taking, what may remain thereof, shall have been put in proper condition for use and occupation. To the extent that the Premises, upon having been put in proper condition for use and occupation are smaller, the Base Rent hereinbefore reserved shall be reduced for the balance of the Lease Term in the same proportion which the reduction in space bears to the original Leasable Square Footage of the Premises.

     Section 11.2 Restoration.  If this Lease is not terminated as provided in
     ------------------------
Section 11.1, Landlord shall apply so much of the available proceeds of the eminent domain award as are required to restore Landlord's Property and the Premises to a condition, to the extent practical, substantially the same as that immediately preceding the taking, but subject to zoning laws and building codes then in existence. If the available proceeds of the eminent domain award are insufficient, in Landlord's judgment, for that purpose, Landlord shall have no obligation to expend funds in excess of said proceeds and Landlord shall have the right to select which portions of Landlord's Property, if any, shall be restored. The term "available proceeds" shall mean the amount of the award paid
                     ------------------
to Landlord, less cost of obtaining the same (including attorneys' fees and appraisal fees) and less the amount thereof required to be paid to a mortgagee or ground lessor.

     Section 11.3 Landlord to Control Eminent Domain Action.  Landlord reserves
     ------------------------------------------------------
all rights to compensation for damage to the Premises or any part thereof, or the leasehold hereby created, heretofore accrued or hereafter to accrue, by reason of any taking for public use of said Premises or any portion thereof, or right appurtenant thereto, or privilege or easement in, through, under or over the same, and by way of confirmation of the foregoing Tenant hereby assigns all rights to such damages heretofore accrued or hereafter accruing during the Lease Term to Landlord. Provided, however, nothing herein contained shall limit Tenant's right to any separate award for the taking of personal property, moving expenses, or other items the payment of which shall not reduce the award payable to Landlord.

                                  ARTICLE XII
                                  -----------

                             DEFAULT AND REMEDIES
                             --------------------

     Section 12.1 Event of Default.  As used herein, `Event of Default' shall
     -----------------------------
mean the occurrence and/or existence Of any one or more of the following: (a) Tenant shall neglect or fail to pay when first due Base Rent or any installment thereof, or Additional Rent or, as applicable, any installment thereof (and such failure is not solely due to an error by Landlord or Landlord's bank in collecting such installment by an electronic funds transfer when Tenant has adequate available funds in its account to pay such installment), or (b) Tenant shall neglect or fail to perform or observe any of the other covenants or undertakings herein on its part to be performed or observed and such neglect or failure shall continue for thirty (30) days after notice to Tenant; provided, however, that if the default is other than a default under clause (a) above, or clauses (c) through (j) below, and is such that it cannot be cured within thirty
(30) days, but is capable of being cured, such thirty (30) day period shall be extended by up to thirty (30) additional days provided that Tenant commences to cure such default within said initial thirty (30) day period, continues to do so diligently, and thereafter completes such cure within not more than sixty (60) days following the notice of default; or (c) there is filed by Tenant or any Guarantor any case, petition, proceeding or other action under any Bankruptcy Law; or (d) any other proceedings shall be instituted against Tenant or any Guarantor under any Bankruptcy Law and not be dismissed within ninety (90) days; or (e) Tenant or any Guarantor shall execute an assignment of its property for the benefit of its creditors; or (f) a receiver, custodian or other similar officer for Tenant or any Guarantor shall be appointed and not be discharged within ninety (90) days; or (g) the estate hereby created shall be taken by execution or by other process of law and is not redeemed by Tenant within thirty
(30) days thereafter, or (h) an assignment or sublease in violation of the terms of this Lease; or in an Event of Default shall occur under Section 2.5(b); or
(j) Tenant shall fail to deliver any agreement, document or certificate required pursuant to Article IX within the time period provided therein and such failure is not cured within ten (10) days after notice to Tenant.

     Section 12.2 Landlord's Remedies.
     --------------------------------

          (a) Upon the occurrence of an Event of Default and after the lapse of any applicable period of cure, Landlord may, provided such is done in accordance with applicable laws, immediately or at any time thereafter (notwithstanding any license or waiver of any former breach or waiver of the benefit hereof, or consent in a former instance), and without demand or notice, in person or by agent or attorney, enter the Premises or any part thereof and repossess the same as of its former estate, or terminate this Lease by written notice to Tenant, and in either event expel Tenant and those claiming through or under it and remove their effects (forcibly, if necessary) without being deemed guilty of any manner of trespass and without prejudice to any remedy which might otherwise be used for arrears of Base Rent or Additional Rent or breach of covenant, and upon entry or written notice of termination, or automatic termination, both as aforesaid, this Lease shall terminate and Landlord, in addition to all other remedies which it may have at law or equity, and not in limitation thereof, shall have the remedies provided in this Article XII.

          (b) If this Lease shall be terminated as provided in Section 12.2(a) hereof, Tenant shall forthwith pay to Landlord as damages, in addition to all sums which were due prior to the date of such termination, a sum equal to the amount by which the Base Rent and Additional Rent for the remainder of the Lease Term exceeds the fair rental value of the Premises for the remainder of the Lease Term. For the purposes of computing damages payable pursuant to this Section 12.2, it is agreed that there shall be payable to Landlord as part of such damages at the time of such termination the product of the Additional Rent due with respect to Taxes, Insurance Costs and Operating Costs for the most recently ended fiscal, calendar or lease year, as the case may be, times the number of years remaining of the Lease Term, it being assumed that the amount of such Additional Rent payments so payable for the most recently ended fiscal, calendar year or lease year would have remained constant for each subsequent year of the Lease Term. Tenant also (i) will indemnify and save Landlord harmless from and against all reasonable expenses which Landlord may incur, including, without limitation, legal expenses, reasonable attorneys' fees, brokerage fees, and the cost of putting the Premises in the condition required to be maintained hereunder or preparing the same for rental; and (ii) agrees that Landlord may re-let the Premises or any part or parts thereof, either in the name of Landlord or otherwise for a term or terms which may, at Landlord's option, be less than or exceed the period which would otherwise have constituted the balance of the Lease Term and may grant concessions or free rent. The good faith failure of Landlord to re-let the Premises or any part or parts thereof, or, if the Premises are re-let, for the good faith failure to collect the rents due under such re-letting, shall not release or affect Tenants liability for damage so long as Landlord does not act arbitrarily or capriciously. Any suit brought to collect the amount of deficiency for any month or other period shall not prejudice in any way the tight of Landlord to collect the deficiency for any subsequent month or period by a similar proceeding. Landlord, at Landlord's option, may make such alterations, repairs, replacements and decorations on the Premises as Landlord in Landlord's reasonable judgment considers advisable and necessary for the purpose of re-letting the Premises, and the making of such alterations or decorations shall not operate or be construed to release Tenant from liability hereunder. Landlord shall in no event be liable in any way for the good faith failure to re-let the Premises, or. if the Premises are re-let, for the good faith failure to collect the rents due under such re-letting, provided always that Landlord does not act arbitrarily or capriciously.

     Section 12.3 Reimbursement of Landlord.  In the event of any default by
     --------------------------------------
Tenant in the payment of any Base Rent or Additional Rent, Tenant will, in addition to paying Landlord all amounts due under the terms and provisions of this Lease, including, without limitation, Section 12.9, reimburse Landlord for all reasonable expenses incurred by Landlord in collecting such rent or in obtaining possession of, or in re-letting the Premises, or in defending any action, including expenses for reasonable counsel fees and commissions. Tenant further agrees that, if on termination of this Lease by expiration or otherwise, Tenant shall fail to remove any of its property from the Premises as provided for herein, Landlord shall be authorized, in its sole option, and in Tenant's name and an its behalf, either (a) to cause such property to be removed and placed in storage for the account and at the expense of Tenant; or (b) to sell such property at public or private sale, with or without notice, and to apply the proceeds thereof, after the payment of all expenses of removal, storage and sale, to the indebtedness, if any, of Tenant to Landlord, the surplus, if any, to be paid to Tenant; prior to the removal of such property Landlord may charge Tenant a fair rental amount for the storage of such property. All sums payable by Tenant under this Article XII shall be deemed Additional Rent.

     Section 12.4 Landlord's Right to Perform Tenant's Covenants.  Tenant
     -----------------------------------------------------------
covenants and agrees that, if it shall at any time fail to make any payment or perform any other act on its part to be made or performed as in this Lease provided beyond the cure period set forth below in this Section 12.4, Landlord, in its sole discretion may after due notice to, or demand upon, Tenant, make any payment or perform any other act on the part of Tenant to be made and performed as in this Lease provided, in such manner and to such extent as Landlord may reasonably deem desirable, and in exercising any such rights, Landlord may pay necessary and incidental costs and expenses, employ counsel, and incur and pay reasonable attorneys' fees. The making of any such payment or the performing of any other act by Landlord pursuant to this Article shall not waive, or release Tenant from, any obligations of Tenant in this Lease contained. All sums so paid by Landlord and all reasonably necessary and incidental costs and expenses in connection with the performance of any such act by Landlord shall, except as otherwise in this Lease expressly provided, be payable to Landlord on demand, and Tenant covenants to pay any such sum or sums promptly, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of the Base Rent. Whenever practicable, Landlord, before proceeding as provided in this Section 12.4, shall give Tenant notice in writing of the failure of Tenant which Landlord proposes to remedy, and shall allow Tenant such length of time as may be reasonable in the circumstances, consistent with any grace periods contained herein, but not exceeding thirty (30) days from the giving of notice, to remedy the failure itself and, if Tenant shall not remedy the failure in the time so allowed, Landlord shall be deemed to have given "due notice" and may proceed as provided in this Section 12.4; provided, however, that nothing in this Section shall prevent Landlord from acting without notice to Tenant in case of any emergency wherein there is danger to property or person or where there may exist any violation of legal requirements including but not limited to the presence of Hazardous Materials, in which event no notice shall be required.

     Section 12.5 Cumulative Remedies.  The specified remedies to which Landlord
     --------------------------------
may resort under the terms of this Lease, or under the provisions of applicable law, are cumulative and not intended to be exclusive of any other remedies or means of redress to which Landlord may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease. The failure of Landlord to insist in any one or more cases upon the strict performance of any of the covenants of this Lease or to exercise any option contained herein shall not be construed as a waiver or a relinquishment for the future of such covenant or option. Receipt by Landlord of any Base Rent or Additional Rent payment with knowledge of the breach of any covenants hereof shall not be deemed a waiver of such breach. No waiver by either party of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by it. In addition to the other remedies provided in this Lease, Landlord shall be entitled to restraint by injunction of any violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease.

     Section 12.6 Expenses of Enforcement.  Tenant agrees to pay all reasonable
     ------------------------------------
expenses and reasonable attorneys' fees incurred by Landlord in enforcing any obligation or any remedies hereunder including, without limitation, in connection with collection of Base Rent or Additional Rent, recovery by Landlord of the Premises, or in any litigation in which Landlord shall become involved by reason of any act or negligence of Tenant Invitees or any breach of this Lease by Tenant.

     Section 12.7 Landlord's Default.  Landlord shall not be deemed to be in
     --------------------------------
default hereunder unless such default shall remain uncured for more than thirty
(30) days following written notice from Tenant to Landlord specifying the nature of such default, or such longer period as may be reasonably required to correct such default provided that Landlord is diligently pursuing cure of same. Landlord's liability to keep, maintain, and repair shall always be limited to the cost of making such repair or accomplishing such maintenance or repair. In no event whatsoever shall Landlord be liable for consequential or any indirect damages. The provisions of this Section 12.7 are further subject to the provisions of Articles X and XI dealing with eminent domain and fire and other casualty.

     Section 12.8 Limitation of Landlord's Liability.  The obligations of
     -----------------------------------------------
Landlord hereunder shall be binding upon Landlord and each succeeding owner of Landlord's interest hereunder only during the period of such ownership, and Landlord and each succeeding owner shall have no liability whatsoever except for its obligations during each such respective period. Tenant hereby agrees for itself and each succeeding holder of Tenant's interest, or any portion thereof, hereunder, that any judgment, decree or award obtained against Landlord or any succeeding owner of Landlord's interest, which is in any manner related to this Lease, the Premises or Tenant's use and occupancy of the Premises or other portions of Landlord's Property, whether at law or in equity, shall be satisfied out of Landlord's equity in the land and buildings then comprising Landlord's Property owned by Landlord to the extent then owned by Landlord and such succeeding owner and available insurance proceeds, and further agrees to look only to such assets and to no other assets of Landlord, or such succeeding owner, for satisfaction. Neither Landlord nor any Person executing this Lease on behalf of Landlord, nor any partner, limited or general, or any officer, director, employee, member, trustee, beneficiary, or owner of Landlord, nor any subsequent Landlord, or any partner, limited or general, or any officer, director, employee, member, trustee, beneficiary, or owner of any subsequent Landlord shall have any personal liability hereunder. The remedies provided to Tenant in this Lease are exclusive, and Landlord will not be liable under any theory of recovery, whether based on contract, tort or otherwise.

     Section 12.9 Late Payment and Administrative Expense.  If Tenant shall fail
     ----------------------------------------------------
to pay Base Rent, Additional Rent or other charges after the same become due and payable under this Lease, such unpaid amounts shall bear interest from the due date thereof to the date of payment at the Applicable Interest Rate ("Interest
                                                                      --------
Payment").  In addition, if Landlord is required to redeposit any check which is
-------
returned for insufficient funds or if Tenant shall fail to pay Base Rent, Additional Rent or other charges on or before the date on which the same become due and payable, then Tenant shall also pay to Landlord an administrative expense charge ("Administrative Expense") of five percent (5.0%) of the amount
                 ----------------------
thereof for each calendar month or part thereof after the due date of such payment until such payment is received by Landlord. The provisions herein for Interest Payment and Administrative Expense shall not be construed to relieve Tenant of the obligation to pay Base Rent, Additional Rent and all other charges when due under this Lease and shall be in addition to and not in limitation of Landlord's other remedies as provided for in this Lease.

                                ARTICLE XIII
                                ------------
                           MISCELLANEOUS PROVISIONS
                           ------------------------

     Section 13.1 Brokers.  Tenant and Landlord each represents to the other
     --------------------
that it has not dealt with any Person in connection with the Premises or the negotiation or execution of this Lease other than officers, employees and attorneys of Landlord and the Brokers. Each of Tenant and Landlord shall indemnify and save harmless the other from and against all claims, liabilities, costs and expenses incurred as a result of any breach of the foregoing representation by it. The broker's fees payable to Brokers for this Lease shall be payable by Landlord subject to and in accordance with the terms of separate agreements between Landlord and Brokers.

     Section 13.2 Quiet Enjoyment.  Tenant shall, upon paying all Base Rent and
     ----------------------------
Additional Rent due hereunder and observing and performing all of the terms, covenants and conditions on Tenant's part to be observed and performed, peaceably and quietly have and hold the Premises without hindrance or molestation by any Person or Persons lawfully claiming by, through or under, Landlord, subject, however, to the terms of this Lease.

     Section 13.3. [intentionally omitted].
     ------------

     Section 13.4 Notices.  Any notice, demand, request or statement required or
     --------------------
intended to be given or delivered under the terms of this Lease shall be in writing, shall be addressed to the party to be notified at the address or addresses set forth in the Summary of Basic Terms or at such other address in the continental United States as each party may designate for itself from time to time by notice hereunder, and shall be deemed to have been given, delivered or served upon the earliest of (a) three (3) days following deposit in the U.S. Mail, with proper postage prepaid, certified or registered, return receipt requested, (b) the next business day after delivery to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement, satisfactory with such carrier, made for the payment of such fees, or (c) receipt of notice given by telecopy or personal delivery.

     Section 13.5 Waiver of Subrogation.  Landlord and Tenant hereby release
     ----------------------------------
each other, to the extent of their respective insurance coverages, from any and all liability for any loss or damage caused by fire, any of the extended coverage casualties, or other casualties insured against, even if such fire or other casualty shall be brought about by the fault or negligence of the party benefited by the release or its agents, provided, however, this release shall be in force and effect only with respect to loss or damage occurring during such time as the policies of fire, extended coverage and other insurance, maintained by the releasing party shall contain a clause, or be subject to a statutory provision to the effect that such release shall not affect said policies or the right of the releasing party to recover thereunder. Landlord and Tenant agree that their respective fire, extended coverage, and other insurance policies will include such a clause. To the extent that Tenant is a self-insurer with respect to personal property, the provisions of Section 7.8 hereof shall be applicable. The provisions in favor of Landlord under this Section 13.6 are in addition to, and not in lieu of, the other terms of this Lease. In the event that either party fails to maintain the insurance coverage required under this Lease, it shall be deemed, for purposes of this Section 13.5, to have received the amount which it would have received had such insurance coverage been in place.

     Section 13.6 Entire Agreement: Execution;  Time of the Essence and Headings
     -----------------------------------------  --------------------------------
and Table of Contents.  This Lease together with all Exhibits referred to herein
---------------------
and the Summary of Basic Terms, sets forth the entire agreement between the parties hereto and cannot be modified or amended, except in a writing duly executed by the respective parties. This Lease, together with all Exhibits referred to herein and the Summary of Basic Terms, supersedes all previous written and oral negotiations, understandings. and agreements regarding the subject matter of this Lease. Neither Landlord nor any Person acting on behalf of Landlord has made any representations to Tenant on which Tenant has relied in entering into this Lease except any representations expressly stated in this Lease. This Lease is executed as a sealed instrument and in multiple counterparts, all copies of which are identical, and any one of which is to be deemed to be complete in itself and may be introduced in evidence or used for any purpose without the production of any other copy. Time is of the essence of the obligations of each party to be performed within a specific time frame in this Lease. The headings throughout this Lease and the Table of Contents are for convenience of reference only, and shall in no way be held or deemed to define, limit, explain, describe, modify or add to the interpretation, construction or meaning of any provision of this Lease.

     Section 13.7 Partial Invalidity.  If any term or condition of this Lease or
     -------------------------------
its application to any Person or circumstance shall to any extent be in violation of or unenforceable under any law, rule, regulation or order (including any court order) now existing or hereafter enacted or entered by any court or other governmental entity having competent jurisdiction (including after all appeals therefrom), the remainder of this Lease, or the application of such term or condition to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and shall be enforceable to the fullest extent not prohibited by law.

     Section 13.8 No Waiver.  No assent, express or implied, by either party to
     ----------------------
any breach of any agreement or condition herein contained on the part of the other party to be performed or observed, and no waiver, express or implied, of any such agreement or condition shall be deemed to be a waiver of or an assent to any succeeding breach of the same or any other agreement or condition; the acceptance by Landlord of Base Rent or Additional Rent due hereunder (whether such payment is made by Tenant or another Person), or silence by either party as to any breach, shall not be construed as waiving any of its fights hereunder unless such waiver shall be in writing. No payment by Tenant or acceptance by Landlord of a lesser amount than shall be due Landlord from Tenant shall be deemed to be anything but payment on account, and the acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon a letter accompanying said check, that said lesser amount is payment in full shall not be deemed an accord and satisfaction, and Landlord may accept said check without prejudice to recover the balance due or pursue any other remedy.

     Section 13.9 Holdover.  If Tenant remains in the Premises beyond the
     ---------------------
expiration of this Lease at the end of the Lease Term, or sooner following an early termination as provided for herein, such holding over shall not be deemed to create any tenancy, but Tenant shall be a daily Tenant at sufferance only subject to all of Tenant's obligations set forth herein, but at a daily rate equal to one and one-half (1 1/2) times the Base Rent, then in effect, and Additional Rent and other charges provided for under this Lease. The acceptance of a purported rent check following termination shall not constitute the creation of a tenancy at will, it being agreed that Tenant's status shall remain that of a daily Tenant at sufferance, at the aforesaid daily rate. Tenant shall also pay to Landlord all damages, if any, sustained by reason of any such holding over. Otherwise. such holding over shall be on the terms and conditions set forth in this Lease as far as applicable.

     Section 13.10 When Lease Becomes Binding.  The submission of this document
     ----------------------------------------
for examination and negotiation does not constitute an offer to lease or a reservation or an option for the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant and the receipt by Landlord of the first month's installments of Tenant's Electricity Costs and Base Rent, along with the Security Deposit. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and may be modified or altered only by agreement in writing between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof.

     Section 13.11 No Recordation.  Tenant shall not record this Lease with any
     ----------------------------
registry of deeds or land court, and any recordation of this Lease or any memorandum, short form or notice of this Lease will be void and constitute an Event of Default under this Lease.

     Section 13.12 As Is.  Except for Landlord's Work, the Tenant represents to
     --------------------
Landlord that it has leased the Premises after a full and complete examination of the same, and by its execution and delivery of this Lease, Tenant hereby acknowledges that neither Landlord, nor Landlord's agents, has made any representation or promises with respect to the Premises, the Building, or the land upon which it stands, and no rights, easements or licenses are acquired by Tenant, by implication or otherwise, except as may be set forth expressly in this Lease. The execution and delivery of this Lease by Tenant shall be conclusive evidence, as against the Tenant, that Tenant accepts the Premises "AS IS", with all faults.

     Section 13.13 Financial Statements: Certain Representations and Warranties
     --------------------------------------------------------------------------
of Tenant.  Subject to the restrictions set forth in Section 9.5 (b), from time
---------
to time as requested by Landlord, Tenant shall provide to Landlord, any actual or potential mortgagee and any actual or potential ground lessor or any representative of any of the foregoing, copies of Tenant's (and any Guarantor's) annual financial statements (audited or reviewed, if available) and quarterly financial statements, all certified as true and correct by the president or chief financial officer of Tenant (or any Guarantor, as applicable) and such other information regarding Tenant's (and, any Guarantors) financial condition as Landlord may reasonable request. Tenant represents and warrants to Landlord, its successors and assigns that: (a) all financial statements of Tenant and/or any Guarantor previously provided to Landlord have been prepared in accordance with GAAP, were true, complete and correct as of their respective dates and fairly and accurately reflect the financial condition of Tenant and any Guarantor, (b) there has been no material adverse change in the financial condition of Tenant and/or any Guarantor subsequent to the date(s) of such financial statements; (c) all financial statements of Tenant and/or any Guarantor provided to Landlord after the date hereof will be prepared in accordance with GAAP, will be true, complete and correct as of their respective dates and will fairly and accurately reflect the financial conditions of the Tenant and any Guarantor, (d) Tenant is a corporation duly organized, validly existing and in good standing under the laws of Delaware; (e) Tenant is qualified to do business in the Commonwealth of Massachusetts; (f) the execution, delivery and performance of this Lease by Tenant has been duly authorized by the shareholders and directors of Tenant; and
(g) this Lease is valid and binding upon the Tenant and is enforceable against Tenant in accordance with the terms hereof.

     Section 13.14 Confidentiality.  Tenant acknowledges that the terms under
     -----------------------------
which Landlord has leased the Premises to Tenant, (including, without limitation, the rental rate(s), term and other financial and business terms, constitute confidential information of Landlord "Confidential Information").
                                                 ------------------------
Tenant covenants and agrees to keep the Confidential Information completely confidential; provided, however, that (a) such Confidential Information may be disclosed by Tenant to those of its officers, employees, attorneys, accountants, lenders and financial advisors (collectively, "representatives") who need to know such information in connection with Tenant's use and occupancy of the Premises and for financial reporting and credit related activities (it being understood that Tenant shall inform its representatives of the confidential nature of such Confidential Information and that such representatives shall be directed by Tenant, and shall each expressly agree, to treat such Confidential Information confidentially in accordance with the terms of this Section), and
(b) unless required by applicable law, any other disclosure of such information may only be made if Landlord consents in writing prior to any such disclosure.

     Section 13.15 Summary of Basic Terms.  The Summary of Basic Terms which is
     ------------------------------------
affixed to this Lease sets forth certain basic terms and information which is thereafter referred to in the main text of this Lease. Every reference to the Summary of Basic Terms, or to a particular item thereon, shall have the effect of incorporating the Summary, or the particular item thereof, into the main text of this Lease.

     Section 13.16 [intentionally omitted].
     -------------------------------------

     Section 13.17 Year 2000 Compliance.  The Building will be delivered with
     ----------------------------------
all systems compliant with Year 2000.


                           [SIGNATURE PAGE FOLLOWS]

     Tenant and Landlord, each by its duly authorized officer, has signed this Lease as of the date first set forth above.

                              TENANT:

                              SmarterKids.com, Inc.


                              By: /s/ David A. Blohm
                                  -----------------------------
                              Name: DAVID A. BLOHM
                                   ----------------------------
                              Title: PRES/CEO
                                    ---------------------------
                                      Duly authorized

                              LANDLORD:

                              BHX, LLC, as Trustee of Crawford Realty Trust


                              By:  /s/ Robert A. Schlager
                                  -----------------------------
                              Name: ROBERT A. SCHLAGER
                                   ----------------------------
                              Title: Illegible
                                    ---------------------------
                                      Duly authorized

                                   EXHIBIT A
                                   ---------

                             PROPERTY DESCRIPTION
                             --------------------

                               [To be attached]

                                  SCHEDULE A


All that certain parcel of land situated in Needham, Norfolk County, Massachusetts, bounded and described as follows:

Westerly by Hampton Avenue, two hundred forth eight and 44/100 (248.44) feet;

Northwesterly  by the junction of said Hampton Avenue, and Crawford Street, ninety five and 06/100 (95.06) feet;

Northerly      by said Crawford Street, two hundred nine and 41/100 (209.41)
               feet;

Northeasterly  by Parcel No. 42TB, shown on plan filed with Certificate No.
               81403, five and 88/100 (5.88) feet;

Northeasterly  by the junction of said Crawford Street and Town Way, shown on plan filed with Certificate No. 49606, fifty nine and 90/100 (59.09) fee;

Easterly by the Westerly line of said Town Way, one hundred eighty one and 28/100 (181.28) feet; and

Southeasterly  by lot numbered 7, shown on said plan filed with Certificate No.
               49606, two hundred ninety nine and 51.100(299.51) feet.

Said parcel comprises lots numbered 5 and 6 on a plan drawn by Frank L. Cheney, Civil Engineer, dated November 7, 1953, as approved by the Land Court, filed in the Land Registration Office as No. 21023C, a copy of a portion of which is filed in Norfolk Registry District with Certificate No. 49606, Book 249; and lot numbered 9 on a plan drawn by Mass. Dept. of Public Works, E.F. Sawyer, Officer Engineer, dated September 1, 1953, as approved by the said Court, filed in the Land Registration Office as No. 21023D, a copy of a portion of which is filed in Norfolk Registry District with Certificate No. 81403, Book 408.

                                   EXHIBIT B
                                   ---------

                                   SITE PLAN
                                   ---------

                               [To be attached]

                              [COPY OF SITE PLAN]

                                   EXHIBIT C
                                   ---------

                              BUILDING FLOOR PLAN
                              -------------------

                               [To be attached]

                         [COPY OF BUILDING FLOOR PLAN]

                                   EXHIBIT D
                                   ---------

                              BASE BUILDING WORK
                              ------------------

I. Work per plans and specifications determined by Landlord's Architect (to be attached).

II. Landlord shall perform the following work at Landlord's sole cost and expense and without charge against he Tenant Improvements Allowance.

1. Landlord shall make at least one set of restrooms on each floor of the building handicap accessible and ADA-compliant and install new finishes in all restrooms.

2. Remove all remaining plant material and clean the walls, windows and structural elements of the atrium. Clean vestibule lobby and rear garage area. Install new floor tiles in lobby. Garage area should be in good operational condition (lighting, HVAC, etc.).

3.   Remove directory from wall and install sheetrock with wood panel wainscoat.

4. Replace those pieces of plan material in the lobby planter which are in poor condition with new plantings or remove completely at Tenant's election.

5. New lighting fixtures for lobby overhead, sidewalls and second floor balcony area.

6. Replace lobby-ceiling tiles (under balcony area) with new tiles. Convert acrylic fixture to downlights.

7. Landlord will remove "steel monuments" from the front of the Building and reconfigure front entrance of building to be ADA compliant.

8. Replace garage door (facing the parking lot) to a standard, which is mutually agreeable between Landlord and Tenant.

                                   EXHIBIT E
                                   ---------

                 TENANT IMPROVEMENTS PLANS AND SPECIFICATIONS
                 --------------------------------------------

                               [To be attached]

             [COPY OF TENANT IMPROVEMENT PLANS AND SPECIFICATIONS]

                                   EXHIBIT F
                                   ---------

                                 TENANT'S WORK
                                 -------------

1. Tenant will perform any work necessary to equip and open its office in accordance with all applicable building codes and other laws. Work shall be performed as provided in Section 3.2 of this Lease. Work shall include but not be limited to any computer or telephone cables, wiring, jack locations and the like, and supplying and installation of such furnishings, trade fixtures and equipment as Tenant may elect which are necessary or desirable for the conduct by Tenant of its business in the Premises consistent with the terms and conditions of this Lease.

2. Tenant shall only use contractors approved by Landlord (such approval not to be unreasonably withheld or delayed) to perform Tenant's Work. In the event Tenant uses Landlord's contractors, Tenant shall pay Landlord, as Additional Rent, an administrative fee for such contractors in the amount of 15% of the estimated cost of Tenant's Work, payable within 30 days of Landlord's billing to Tenant therefor.

                               [To be attached]

                                   EXHIBIT G
                                   ---------

                             RULES AND REGULATIONS
                             ---------------------


     BHX, LLC, a Massachusetts limited liability company, as Trustee of Crawford Realty Trust, under Declaration of Trust dated June 9, 1997 and filed with the Norfolk Registry District of the Land Court on June 9, 1997 as Document No. 764674 ("Landlord"), hereby promulgates the rules and regulations (the "Rules
         --------                                                       -----
and Regulations") set forth below with respect to the use of the office building
---------------
(the "Building"), parking areas and related amenities located at and known as
      --------
15-19 Crawford Street, Needham, Massachusetts (the "Property") by
                                                    --------
SmarterKids,.com, a Delaware corporation (the "Tenant") of the Building.  All
                                               ------
space within the Building leased by Tenant is called the "Premises."  The Rules
                                                          --------
and Regulations are as follows:

     1. Sidewalks, doorways, vestibules, stairways, elevators, corridors, halls and other similar areas within the Property shall not be obstructed by Tenant or used for any purpose other than ingress and egress to and from the Premises and for going from one part of the Property to another part of the Property.

     2. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on or to any window, door, corridor or other part of the Building which is visible from outside of the Building without the prior written consent of Landlord.

     3. Tenant shall be entitled to maintain a director in the lobby of the Building, the design and location of which is subject to Landlord's approval, identifying the names and locations of its employees.

     4. Movement of furniture, office equipment or any bulky material shall be subject to such restrictions as Landlord may reasonably impose.

     5. Landlord shall have the authority to limit the weight of, and to prescribe and restrict the positioning and manner of installation of, safes, file cabinets and other heavy equipment.

     6. Tenant shall not use, or permit any person making or receiving any delivery to the Premises to use, any hand trucks except those equipped with rubber tires and side guards.

     7. All locks for doors in the Premises shall be building standard and Tenant shall not place any additional lock or locks on any door without Landlord's prior written consent. All requests for duplicate keys shall be made through Landlord and charged to Tenant. Upon termination of Tenant's tenancy, the Tenant shall deliver to Landlord all keys to the Premises, to interior doors within the Premises and to exterior Building doors which have been furnished to or obtained by the Tenant.

     8.   Tenant shall lock all doors at the close of its working day.

     9. No curtains, blinds, draperies or other window treatments shall be attached to or hung in any window of the Premises, on an exterior wall of the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

     10. Plumbing fixtures and appliances shall be used only for the purposes for which they were designed and constructed, and no sweepings rubbish, rages or other material shall be thrown or placed therein. The cost of repairing any damage resulting from misuse of the plumbing fixtures or appliances by Tenant or its employees, agents or invitees shall be borne by Tenant.

     11. Tenant shall not use or permit the use of Premises, or any part thereof, for lodging, for manufacturing, for any immoral, "adult" or illegal purpose, or for any other purpose which is not permitted by the terms of its lease.

     12. Tenant shall, at its expense, provide artificial light and electric current for the employees of Landlord and/or Landlord's contractors while performing janitorial or other cleaning, maintenance or repair services in the Premises.

     13. Tenant shall not cause any unnecessary janitorial labor or services by reason of the Tenant's willful misconduct or carelessness or indifference in the preservation of good order and cleanliness.

     14. With the exception of so-called "seeing-eye" dogs necessary for the assistance of the visually-impaired, no animals of any kind shall be brought onto or kept on the Property.

     15. Without the prior written consent of Landlord, Tenant shall not use the name of the Building or any picture of the Building in any materials promoting or advertising the business of the Tenant, except that each Tenant may use the address of the Building as the address of its business.

     16. Tenant shall cooperate with Landlord to assure the effective operation of the heating and air conditioning systems serving the Building. Without limiting the generality of the immediately preceding sentence, Tenant will, at the request of Landlord, close its window treatments when the sun's rays fall directly on windows of the Premises.

     17. Neither Landlord nor the Property manager will be responsible for lost or stolen money, jewelry or other personal property from any areas of the Property, regardless of whether the loss or theft occurs when the area in question is locked.

     18. Landlord may, in its discretion, institute security measures in the operation of the Property, and Tenant will comply with all such security measures. Such security measures may include, but are not limited to, requiring persons entering the Building or the Property to identify themselves to a watchman or other person designated by Landlord and to sign in and sign out of the Property, denying access to persons who are not properly identified or appear suspicious, and conducting fire or other emergency drills. The exercise of such security measures by Landlord and any resulting interruption of Tenant's business shall not constitute an eviction or disturbance of Tenant's use and possession of the Premises, render Landlord liable to Tenant for damages, or relive Tenant from its obligations under its lease.

     19. No bicycles or vehicles shall be brought into or kept in the Building (except bicycles and vehicles may be brought into the Storage Space). All bicycles and vehicles brought onto the Property shall be driven and parked only in designated, paved areas.

     20. Parking on the Property shall be subject to the restrictions set forth in this paragraph and to any additional restrictions on parking set forth in Tenant's lease. Tenant, its employees, agents and invitees shall have the right, in connection with the conduct of Tenant's business at the Property, to park passenger automobiles on portions of the Property which have been striped for parking; provided, however that (a) Tenant, its employees or agents may not park in any space marked "visitor," and (b) Tenant, its employees, agents or invitees may not park in any space marked "reserved," unless reserved for such Tenant, and (c) persons parking their vehicles will do so exclusively within the marked parking space lines. Tenant, its employees, agents or invitees shall not have a right to park vehicles on the Property overnight or for purposes other than in connection with Tenant's business at the Property. Landlord shall have no responsibility to Tenant, its employees, agents or invitees for any theft, loss of or damage to any vehicle or its contents on the Property.

     21. All vehicles brought onto the Property by Tenant, its employees, agents, customers and invitees shall be in good condition and appearance and shall be drivable. No such vehicles shall be leaking oil or other fluids.

     22. Tenant will deposit its garbage, trash and refuse only in approved trash containers within the Premises and in designated trash receptacles placed on the Property by Landlord. Tenant shall not deposit any hazardous, flammable or explosive substances in any trash receptacle on the Property.

     23. Landlord reserves the right to rescind, alter or waive any of the Rules and Regulations, and to adopt such additional rules and regulations as part of the Rules and Regulations, from time to time as Landlord reasonably deems it appropriate for the safety, protection, care and cleanliness of the Property, the operation thereof, the preservation of good order therein or the protection and comfort of Tenant, its employees, agents and invitees. In the event that during the tenancy of Tenant, the Building becomes a multi-tenant building, these Rules ad Regulations will be altered to provide for the protection and comfort of other tenants, their employees, agents and invitees.

                                   EXHIBIT H
                                   ---------

                            SECRETARY'S CERTIFICATE
                            -----------------------

                     [To be provided by Tenant's Counsel]

                                   EXHIBIT I
                                   ---------

                           FORM OF LETTER OF CREDIT
                           ------------------------

                                  BANKBOSTON

                       Irrevocable Letter of Credit Form


                                                        Date:  September 7, 1999
                                                        Amount:  $500,000 USD

Letter of Credit No.  ________________

Beneficiary:   BHX, LLC, as Trustee of Crawford Realty Trust
               c/o The Bulfinch Companies, Inc.
               First Needham Place
               250 First Avenue, Suite 200
               Needham, MA  02494
               Attn:  Robert A. Schlager

Gentlemen:

          We hereby establish our unconditional, irrevocable Letter of Credit No. __________ in your favor and for the account of ____________________ whereby we irrevocably authorize you to draw on us from time to time at sight prior to the expiration hereof, and in the manner provided herein, up to __________________ and Five Hundred Thousand Dollars ($500,000 USD). Such drawing(s) will be unconditionally available to you upon your presentation of your draft(s) (which draft(s) shall have been signed by one purporting to be a duly authorized representative of the Beneficiary) on which shall be indicated "Drawn under(Name of Financial Institution) Letter of Credit No. _______," together with your certification to us that either (i) an "Event of Default" has occurred under a certain Lease between BHX, LLC, as Trustee of Crawford Realty Trust and _________________ or (ii) you are otherwise entitled to draw upon this Letter of Credit under the terms of said Lease. Multiple partial drawings are permitted.

          Each draft is to be accompanied by a copy of this Letter of Credit and shall be honored when presented between 9:00 a.m. and 5:00 p.m. on any Business Day (by which is meant any day other than Saturday, Sunday or any day (Name of Financial Institution) is prohibited from conducting commercial banking transactions) at (Name of Financial Institution) office at (Address of Financial Institution).

          This Letter of Credit sets forth in full the terms of our undertaking and such undertaking shall not in any way be modified, amended, or amplified by reference to any documents, instruments, or agreements referred to herein, or in which this Letter of Credit is referred, or to which this Letter of Credit relates. Any such reference shall not be deemed to incorporate herein the terms of any such referenced documents, instruments, or agreements.

          If a drawing by Beneficiary hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give Beneficiary immediate notice that the attempted negotiation was not effected in accordance with the terms and conditions of this Letter of Credit, sating the reasons therefor, and that we are holding any documents at Beneficiary's disposal or are returning same to Beneficiary, as we may elect. Upon being notified that the attempted negotiation was not effected in accordance with this Letter of Credit, Beneficiary may attempt to correct any such non-conforming demand for payment if, and to the extent that, Beneficiary is entitled (without regard to the provisions of this sentence) and able to do so within the terms of this Letter of Credit.

          This Letter of Credit may be transferred, in whole, but not in part, without charge one or more times upon receipt of Beneficiary's written instructions.